                        LOOMIS SAYLES INVESTMENT TRUST
                              Semi-Annual Report
                                June 30, 1998

                       California Tax-Free Income Fund

                            Core Fixed Income Fund

                               Core Growth Fund

                              Fixed Income Fund

                         High Yield Fixed Income Fund

                   Intermediate Duration Fixed Income Fund

                      Investment Grade Fixed Income Fund

                                 LOOMIS SAYLES
                                INVESTMENT TRUST

                     A Family of Institutional Mutual Funds

               One Financial Center o Boston, Massachusetts 02111
                                  617-482-2450

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]

     DANIEL J. FUSS
       President

Dear Shareholders:

Federal Reserve Board Chairman Alan Greenspan, recently remarked before Congress that he had been in the economic forecasting business for over fifty years and felt he could forecast reasonably well, but "this is a tough one". I'm sure Chairman Greenspan would be happy to know that I agree with him. This is a tough one. Many are able to discern the obvious economic guideposts and extrapolate what might happen in the markets. Of course, the trouble with forecasting is none of us know what may lurk around the corner.

My letter to you of last year spoke about many of the same issues we face today. So much has happened in the intervening year, and yet it is remarkable how little has changed.

Fortunately, the world is still at peace and that's particularly good for worldwide financial markets. However, the Indian and Pakistani nuclear testing has jarred complacency about peace and the political instability in Indonesia is also very unsettling.

There is abundant liquidity in the markets, which has recently become more unevenly distributed. Currently, there's a lot of money in what are perceived to be "safe" investments - U.S. Treasuries and the familiar names of large capitalization stocks, while more risky areas have much less. Liquidity in the system always invites mischief. Savvy money managers, looking for quick money, are shorting thinly traded currencies of countries with weak economies. This increases the risk to those countries and has hampered their attempts at economic recovery in the longer term.

On the home front, the U.S. economy remains strong. But without clear signs of resurgent inflation or serious economic repercussions from the Asian crisis, the Federal Reserve seems reluctant to take significant monetary policy actions. Valuation levels on equities seem high, particularly as earnings growth is likely to slow. Large cap stocks have had a good run in this bull market, but the margin for error is higher now. This puts a premium on paying close attention to your investments and remaining well diversified. Diversifying into fixed income assets could be a prudent move for many.

Markets go up and markets go down. That is their nature. It's always been tough to say just when. We can see the signs and evaluate the risks, but it's hard to know just when to expect the unexpected.

Thanks for investing with us.

Sincerely,

/S/ Daniel J. Fuss

    Daniel J. Fuss

LOOMIS SAYLES CALIFORNIA
TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

During the quarter we continued to consolidate and lengthen the portfolio by selling bonds with calls in 1999 and 2000 and purchasing bonds with calls in 2002 and 2003. Lengthening modestly in callable bonds should help us maintain our current income and provide appreciation potential as interest rates move lower over the next year.

The municipal market underperformed the US Treasury market as interest rates moved lower. This was caused by a large calendar of new municipal issues, and a reduction in Treasury offerings due to the budget surplus.

During the first half of 1998, the municipal bond market experienced extremely high volume of $146.4 billion representing the third largest six month period in municipal history. From a volume perspective, the first half of 1993 when yields plummeted and refunding skyrocketed, and the second half of 1985 as issuers rushed in to evade proposed limitations under tax reform were the only instances to date with greater volume. Refunding volume was up 118% which should begin to taper off as refunding candidates dissipate.

Health care, transportation (highway and airports) and particularly electric power were the largest issuing sectors this half.

Once the heavy volume prevalent in today's municipal market retreats, we expect that tax-exempts should begin to outperform the Treasury market. We are focusing on when this could take place, and are less concerned with whether it will occur.

The California Tax-Free Income Fund was ahead 1.16% for the second quarter versus a return of 1.10% for the Lipper California Intermediate Municipal Bond Fund Index. The Fund was ahead 2.33% year to date versus 1.97% for the same Index.

Robert K. Payne is the portfolio manager for the California Tax-Free
Income Fund.

Cumulative Performance                           Inception(a) to June 30, 1998
------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                               Annualized
                                                           -------------------
                                                                       Since
                                  Year to date   1 year    3 years   Inception
Loomis Sayles California
  Tax-Free Income Fund                 2.3         6.9       6.5        6.1
Lipper California Intermediate
  Municipal Bond Fund Index(b)         2.0         6.7       6.5        6.0
Lehman Brothers Municipal Bond
  Index(c)                             2.7         8.7       7.9        7.3
------------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Lehman
As of 6/1/95              10.00             10.00             10.00
Period Ended
6/30/95                   09.93             09.92             09.91
9/30/95                   10.19             10.20             10.20
12/31/95                  10.49             10.49             10.62
3/31/96                   10.47             10.43             10.49
6/30/96                   10.52             10.48             10.57
9/30/96                   10.69             10.67             10.81
12/31/96                  10.93             10.89             11.09
3/31/97                   10.92             10.88             11.06
6/30/97                   11.22             11.18             11.45
9/30/97                   11.49             11.48             11.79
12/31/97                  11.69             11.71             12.11
3/31/98                   11.83             11.82             12.25
6/30/98                   11.99             11.95             12.44

Cumulative Performance                         Registration(a) to June 30, 1998
-------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                           Annualized
                                                           ---------
                                                             Since
                                  Year to date   1 year   Registration
Loomis Sayles California
  Tax-Free Income Fund                 2.3         6.9        6.9
Lipper California Intermediate
  Municipal Bond Fund Index(b)         2.0         6.7        7.6
Lehman Brothers Municipal Bond
  Index(c)                             2.7         8.7        9.8
------------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Lehman
As of 3/7/97              10.00             10.00             10.00
Period Ended
3/31/97                    9.94             10.00             10.00
6/30/97                   10.21             10.28             10.35
9/30/97                   10.47             10.53             10.66
12/31/97                  10.67             10.73             10.95
3/31/98                   10.80             10.82             11.07
6/30/98                   10.92             10.94             11.24

Note: Past performance is not predictive of future performance.

(a): Inception date of the Loomis Sayles California Tax-Free Income Fund is June 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 1, 1995 ("Inception"). Since Lipper California Intermediate Municipal Bond Fund Index & Lehman Brothers Municipal Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.

(b): Source: Lipper Analytical Services.

(c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES CORE FIXED INCOME FUND
------------------------------------------------------------------------------

The combination of low inflation and a greater appetite for U.S. debt securities led to stronger returns for bond market investors in the second quarter. The bond market, as measured by the Merrill Lynch Corporate/ Government Bond Index, rose 2.6% during the quarter. Recall that the bond market had only a mediocre 1.6% return in the first quarter. As such, the bond market is on pace to provide a 7.5 - 8.0% total return in 1998.

In the second quarter, bond returns were supported by a decline in interest rates which particularly bolstered the return on longer maturing securities. The Core Fixed Income Fund participated in the rally due to our duration being slightly longer than the Merrill Lynch Index. The yield on the benchmark 30 Year U.S. Treasury security dropped to 5.6% rivaling its all-time low set back in October 1993. The continued favorable news of low inflation, currently 1.5%, combined with the likelihood that the Federal Reserve will remain neutral on interest rates, paved the way for these lower yields. Indeed, inflation rates remain very low, especially for a business cycle which is in its eighth year of expansion.

While the general bond market was helped by lower interest rates, corporate bonds had somewhat weaker returns, particularly in the month of June. Specifically, corporate bond returns were nearly as weak as in October 1997 and January 1998. Lagging performance was primarily attributable to resurfacing concerns in Asia and the fear of weaker second quarter earnings reports for U.S. companies. Fortunately, while U.S. earnings growth has been decelerating for the last three years, growth rates are currently in positive territory. Corporate earnings have continued to exceed Wall Street consensus estimates through the early announcements of second quarter results. That appears to bode well for corporate bond holders in the near term as well as strengthening the long term case for a meaningful allocation to corporate bonds in fixed income portfolios. As a result, the Core Fixed Income Fund remains positioned with a higher concentration of corporate securities.

The Core Fixed Income Fund returned 2.5% for the quarter and 3.8% year-to-date versus the Merrill Lynch Corporate/Government Bond Index of 2.6% and 4.2%, respectively. For the last twelve months, the Fund is up 10.5% versus 11.3% for the Merrill Lynch Corporate/Government Bond Index.

William F. Camp is the portfolio manager for the Core Fixed Income Fund.

Cumulative Performance                 Inception(a) to June 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year   Inception
Loomis Sayles Core Fixed
  Income Fund                          3.8        10.5       8.4
Lipper Corp. A Rated Bond
  Fund Index(b)                        3.9        10.7       9.2
Merrill Lynch Corporate/
  Government Bond Index(c)             4.2        11.3       9.3
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Merrill
As of 4/24/96             10.00             10.00             10.00
Period Ended
6/30/96                   10.06             10.02             10.04
9/30/96                   10.21             10.20             10.21
12/31/96                  10.53             10.53             10.53
3/31/97                   10.44             10.44             10.45
6/30/97                   10.80             10.82             10.82
9/30/97                   11.16             11.27             11.26
12/31/97                  11.50             11.59             11.61
3/31/98                   11.64             11.76             11.80
6/30/98                   11.93             12.04             12.11

Cumulative Performance              Registration(a) to June 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year  Registration
Loomis Sayles Core Fixed
  Income Fund                          3.8        10.5       9.9
Lipper Corp. A Rated Bond
  Fund Index(b)                        3.9        10.7      11.7
Merrill Lynch Corporate/
  Government Bond Index(c)             4.2        11.3      12.1
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Merrill
As of 3/7/97              10.00             10.00             10.00
Period Ended
3/31/97                    9.90             10.00             10.00
6/30/97                   10.25             10.37             10.36
9/30/97                   10.59             10.74             10.72
12/31/97                  10.91             11.04             11.07
3/31/98                   11.04             11.20             11.24
6/30/98                   11.32             11.47             11.53

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Fixed Income Fund is April 24, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on April 24, 1996 ("Inception"). Since Lipper Corporate A Rated Bond Fund Index & Merrill Lynch Corporate/Government Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from April 30, 1996 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): The Merrill Lynch Corporate/Government Bond Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Source: Merrill Lynch.

LOOMIS SAYLES CORE GROWTH FUND
------------------------------------------------------------------------------

Transactions continued at a moderate pace during the second quarter, and were more characterized by shifts within sectors than any change in sector emphasis. Most notable in this respect was the taking of a large gain in BankBoston and the redeployment of the funds in Wells Fargo which is merging with Norwest. This gave us a more purely domestic exposure with substantial potential for cost savings and better revenue growth as Norwest's more aggressive management takes over Wells Fargo. Also worth a comment is the sale and quick repurchase of Chrysler. The sale was prompted by escalating price competition in the auto industry which led us to take our profit. Two days later the Daimler Benz acquisition of Chrysler was announced. Since Chrysler was selling at a large discount to the acquisition price and we believed the combination to be a very good one, we repurchased the stock. To date, it has been a profitable decision.

On balance, we have an environment which appears at least moderately favorable for corporate earnings. As long as the strong dollar keeps a lid on inflation and foreigners continue to recycle their dollars into U.S. financial markets, the bull market seems set to continue. However, the extreme valuations now prevailing and the dependence on foreign funds flows continue to suggest caution is in order.

The shortfall versus the S&P 500 is essentially accounted for by one stock - Analog Devices. This issue declined 37% in May after reporting second quarter results 12% above the prior year but 10% below consensus expectations. Other weakness was in the energy sector and some consumer nondurable stocks. Average capitalization size, while much larger than it historically has been, also hurt, especially in the late June rally which was almost entirely concentrated in large growth names. On the plus side a number of issues including Cisco, Chrysler, American Express, Warner Lambert, and EMC delivered strong performance in the quarter.

For the six month period ending June 30, 1998, the Core Growth Fund returned 17.1% underperforming the S&P 500 which returned 17.7%. The Fund outperformed the Lipper Growth Fund Index which returned 15.6% for the same time period.

Quentin P. Faulkner is the portfolio manager for the Core Growth Fund.

Cumulative Performance                 Inception(a) to June 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year   Inception
Loomis Sayles Core Growth Fund        17.1        19.7      17.9
Lipper Growth Fund Index(b)           15.6        28.3      23.4
S&P 500 Index(c)                      17.7        30.2      29.8
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper              S&P
As of 10/1/95             10.00             10.00             10.00
Period Ended
12/31/95                  10.04             10.24             10.60
3/31/96                   10.21             10.70             11.17
6/30/96                   10.53             11.06             11.67
9/30/96                   10.82             11.37             12.03
12/31/96                  11.61             12.03             13.04
3/31/97                   11.88             11.99             13.39
6/30/97                   13.14             13.89             15.72
9/30/97                   13.04             15.55             16.90
12/31/97                  13.43             15.41             17.39
3/31/98                   15.39             17.32             19.81
6/30/98                   15.72             17.81             20.47

Cumulative Performance              Registration(a) to June 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year  Registration
Loomis Sayles Core Growth Fund        17.1        19.7      19.7
Lipper Growth Fund Index(b)           15.6        28.3      37.2
S&P 500 Index(c)                      17.7        30.2      40.4
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper              S&P
As of 3/7/97              10.00             10.00             10.00
Period Ended
3/31/97                    9.58             10.00             10.00
6/30/97                   10.59             11.58             11.75
9/30/97                   11.27             12.77             12.63
12/31/97                  10.82             12.85             12.99
3/31/98                   12.40             14.44             14.80
6/30/98                   12.67             14.85             15.29

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Growth Fund is October 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on October 1, 1995 ("Inception"). Since Lipper Growth Fund Index & S&P 500 Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES FIXED INCOME FUND
------------------------------------------------------------------------------

The Loomis Sayles Fixed Income Fund generated a 0.5% return for the second quarter of 1998 well behind the Lehman Government/Corporate Index return of 2.6% for the period. This quarterly performance is due primarily to the Fund's exposures to lower quality bonds and emerging market debt. Canadian Provincial and Government debt posted modest gains, but still underperformed on a relative basis as the US dollar continued to appreciate over the quarter. The Fund maintained enough structural and issue diversity to maintain market-like performance over the entire six month period.

Over the trailing twelve months the portfolio has returned 11.0% versus 11.3% for the benchmark. This return is slightly better than the 10.5% average for the Lipper BBB Rated Corporate Debt Funds for the period. Longer term returns remain attractive on a relative basis.

The domestic economy continues to exhibit resilience during the second quarter although there were signs that the deepening economic crisis in Asia was beginning to have its effects felt in the U.S. The GM strike combined with negative Asian effects seem to indicate the economy may be slowing. This fact, pared with a continued strong dollar and low energy prices, continued to contain domestic inflation. This environment set the stage for a robust rally in U.S. Treasuries as yields fell out of their 5.80-6.00% trading range and ended the quarter 5.63%. Long Treasuries were among the best performers while lower credit quality bonds underperformed as the economy slowed and their prices failed to keep pace with the Treasury rally. Most notably emerging markets declined further as banking concerns throughout the region cast doubts on a quick recovery for these markets. We continue to see long-term value in these sectors.

Overall, however, the markets currently appear favorable for investors due to low inflation, liquidity and peace. These attributes would need to be upset for broad, deteriorating market conditions to develop.

The Fund's exposure to select high yield issues in emerging market countries, representing approximately 12% of the Fund, has been volatile, performing well in the first quarter but lagging more recently as political, economic and social turmoil continued for the region. Domestic corporate issues, including the high yield segment, trailed during the quality-driven Treasury rally which marked the May-June period. The Fund's long Treasury positions performed well in this environment partially offsetting the negative effects of the emerging market positions. We have recently increased our exposure to the energy sector to approximately 5.2%. We believe this sector has become vastly undervalued due to temporary excess supply problems caused by weak demand from Asia and the lingering effects of El Nino.

In summary, we believe that the Fixed Income Fund remains well positioned for the current environment. The Fund maintains a very attractive yield advantage, adequate call protection and upgrade potential. We are maintaining exposures to domestic high yield and select emerging markets as we believe both segments offer value at this junction. The Fund is diversified across 178 issues and various bond market segments including the investment grade and non-investment grade debt through foreign and domestic issuers. We remain confident of the total return potential embedded in the portfolio.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Fixed Income
Fund.

Cumulative Performance                           Inception(a) to June 30, 1998
------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                               Annualized
                                                           -------------------
                                                                       Since
                                  Year to date   1 year    3 years   Inception

Loomis Sayles Fixed Income Fund        4.1        11.0      12.7       15.6
Lipper BBB Bond Fund Index(b)          3.8        10.7       8.6       10.6
Lehman Brothers Gov't/Corp.
  Bond Index(c)                        4.2        11.3       7.9        9.83
------------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Lehman
As of 1/17/95             10.00             10.00             10.00
Period Ended
3/31/95                   10.50             10.31             10.30
6/30/95                   11.55             11.03             10.97
9/30/95                   12.10             11.30             11.18
12/31/95                  12.74             11.83             11.70
3/31/96                   12.56             11.59             11.43
6/30/96                   12.72             11.63             11.48
9/30/96                   13.27             11.89             11.68
12/31/96                  13.98             12.31             12.04
3/31/97                   14.06             12.22             11.94
6/30/97                   14.87             12.72             12.37
9/30/97                   15.70             13.08             12.80
12/31/97                  15.86             13.41             13.21
3/31/98                   16.43             13.64             13.41
6/30/98                   16.51             13.92             13.76

Cumulative Performance               Registration(a) to June 30, 1998
---------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year  Registration
Loomis Sayles Fixed Income Fund        4.1        11.0      12.2
Lipper BBB Rated Bond
  Fund Index(b)                        3.8        10.7      12.0
Lehman Brothers Gov't/Corp.
  Bond Index(c)                        4.2        11.3      12.1
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Lehman
As of 3/7/97              10.00             10.00             10.00
Period Ended
3/31/97                    9.91             10.00             10.00
6/30/97                   10.48             10.41             10.36
9/30/97                   11.06             10.80             10.73
12/31/97                  11.17             11.07             11.07
3/31/98                   11.57             11.27             11.24
6/30/98                   11.63             11.5              11.53

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on January 17, 1995 ("Inception"). Since Lipper BBB Rated Bond Fund Index & Lehman Brothers Government/ Corporate Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from January 31, 1995 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
-------------------------------------------------------------------------------

The High Yield Fixed Income Fund returned -5.2% for the quarter ending June 30, 1998. This return was measurably behind the 1.7% return of the Merrill Lynch High Yield Master Index. Exposure to Latin America and the Pacific Rim curtailed performance over the past three months as the capital flight from Asia unwound leveraged positions causing spreads to widen and creating liquidity problems in the region. Domestically high yield issues faired better, but record new deal issuance and the "flight to quality" led lower quality issues to underperform Treasuries and higher quality corporate bonds. Convertible bonds were mixed in the second quarter, with technology and international issues generally weaker as global equity markets gave back some of their earlier gains.

The domestic economy continued to demonstrate its resilient ability to expand, although weak demand from Asia is finally taking a visible toll on manufacturing and profit margins. This kept the Fed on the sidelines during the quarter despite labor markets and strong domestic consumption. Higher quality corporate issues outperformed high yield issues as investor sentiment became increasingly more cautious towards the high yield market amid further deterioration in the Asian economic crisis and a record amount of new issuance through the first six months of 1998. Asian and Latin American spreads widened over the last three months as countries such as Japan, Korea and Thailand have yet to establish a credible plan to reform their troubled banking systems. Domestically, consumer cyclicals continued to benefit from strong demand, productivity gains, and the historically high level of consumer confidence. Defaults edged up slightly over the first half of the year, however rates still remain quite low by historical standards. The 30 year Treasury yield fell from 5.93% to 5.62% over the past three months

As of June 30, 1998, the High Yield Fixed Income Fund was well diversified across 113 issues. The Fund currently has an average bond price of $68.56 which reflects the embedded potential for capital appreciation as well as a significant call protection. Despite the recent setback in Asia we remain committed to our exposure to emerging market Yankee bonds because of their attractive current yields relative to domestic issues and the potential compounded cash flows they will generate as long as their credit profile stabilizes.

We continue to favor the Cable/Media and Telecommunications sectors based upon the positive synergies we feel will be created for consumers by consolidating wireless, local & long distance, cable and internet services. We have increased our exposure to the energy sector. We believe this sector has become vastly undervalued due to the temporary excess supply problems in the industry caused by weak demand from Asia and the lingering effects of El Nino.

In summary, we believe that the High Yield Fixed Income Fund remains well positioned for the current investment environment. The Fund maintains an adequate amount of diversification and call protection to help insulate the portfolio from interest rate fluctuations and reinvestment risk. We like the overall structure of the portfolio and its potential for superior long-term investment returns, consequently we intend to ride out the current market volatility adding only to select bonds on an opportunistic basis.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles High Yield Fixed Income Fund.

Cumulative Performance                 Inception(a) to June 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year   Inception
Loomis Sayles High Yield
  Fixed Income Fund                    1.1         5.6       8.5
Lipper High Yield Bond
  Fund Index(b)                        4.8        12.1      13.4
Merrill Lynch High Yield
  Master Index(c)                      4.5        11.4      12.8
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Merrill
As of 6/5/96              10.00             10.00             10.00
Period Ended
6/30/96                   10.03             10.01             10.06
9/30/96                   10.38             10.47             10.45
12/31/96                  10.76             10.82             10.86
3/31/97                   10.55             10.86             10.98
6/30/97                   11.22             11.43             11.50
9/30/97                   12.13             12.07             11.88
12/31/97                  11.72             12.25             12.19
3/31/98                   12.50             12.79             12.53
6/30/98                   11.85             12.84             12.74



Cumulative Performance                Registration(a) to June 30, 1998
----------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year  Registration
Loomis Sayles High Yield
  Fixed Income Fund                    1.1         5.6       8.1
Lipper High Yield Bond
  Fund Index(b)                        4.8        12.1      14.2
Merrill Lynch High Yield
  Master Index(c)                      4.5        11.4      13.1
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Merrill
As of 3/7/97              10.00             10.00             10.00
Period Ended
3/31/97                    9.87             10.00             10.00
6/30/97                   10.49             10.52             10.48
9/30/97                   11.35             11.08             10.89
12/31/97                  10.96             11.25             11.17
3/31/98                   11.69             11.74             11.48
6/30/98                   11.08             11.79             11.67



Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles High Yield Fixed Income Fund is June 5, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 5, 1996 ("Inception"). Since Lipper High Yield Bond Fund Index & Merrill Lynch High Yield Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from June 30, 1996 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): The Merrill Lynch High Yield Master Index consists of issues in the form of publicly placed non-convertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DD1 or less). The index excludes floating rate debt equipment trust certificates and Title 11 securities. Source: Merrill Lynch.

LOOMIS SAYLES INTERMEDIATE DURATION  FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Intermediate Duration Fixed Income Fund returned 1.3% for the second quarter. Relative to the benchmark Lehman Brothers Government/ Corporate Intermediate Bond Index, the Fund underperformed by 57 basis points. This can be attributed in part to our modest exposure to the Pacific Rim region as well as our underweighting in longer Treasuries relative to the benchmark. Investment grade securities received a boost from renewed economic and political turmoil in Asia and Russia which led investors to abandon high risk bonds for the relative safety of higher quality dollar denominated issues. Among investment grade issues, Home Construction, Realty, and Consumer related issues turned in positive returns over the quarter as they continued to benefit from the current historically low interest rate environment, strong domestic consumption, and mild inflation.

The domestic economy continued to demonstrate its resilient ability to expand, although weak demand from Asia is finally taking a visible toll on manufacturing and profit margins. This kept the Fed on the sidelines during the quarter despite tight labor markers and strong domestic consumption. Higher quality corporate issues outperformed high yield issues as investor sentiment became increasingly more cautious towards the high yield market amid further deterioration in the Asian economic crisis and a record amount of new issuance through the first six months of 1998. Asian and Latin American spreads widened over the last three months as countries such as Japan, Korea, and Thailand have yet to establish a credible plan to reform their troubled banking systems. Domestically, consumer cyclicals continued to benefit from strong demand, productivity gains, and the historically high level of consumer confidence. Treasuries, however, were the clear winners benefiting from increased demand particularly on the longer end of the yield curve. The 30 year Treasury yield fell from 5.93% to 5.62% over the past three months.

In the short time since its inception, the Intermediate Duration Fixed Income Fund has established a flexible balance of foreign and domestic bonds with approximately 17% of the portfolio in bonds of foreign issuers, all of which is U.S. dollar denominated to protect against currency risk. The duration of the portfolio is longer than that of the Lehman Brothers Government/Corporate Intermediate Bond Index to capture the higher yield offered by the corporate curve for extending maturity and to enhance capital appreciation should yield spreads narrow.

Over the quarter we maintained a higher quality credit profile (A3) as the situation in Asia unfolded. In addition to our significant asset backed exposure (5.4% of the Fund), we currently have 7.3% of the portfolio in shorter Treasuries to capitalize on the flattened yield curve. We have increased our exposure to the energy sector which now represents nearly 13% of the portfolio. We believe this sector has become vastly undervalued due to the temporary excess supply problems in the industry caused by weak demand from Asia and the lingering effects of El Nino.

Looking forward, we are comfortable with the overall structure of the portfolio and will continue to search for higher quality call protected bonds offering above average yields. The Fund offers issue diversification and adequate balance along the yield curve. We attempt to minimize credit risk and maximize total return, through bottom-up fundamental research and superior "bond picking".

Anthony J. Wilkins is the portfolio manager for the Loomis Sayles Intermediate Duration Fixed Income Fund.

Cumulative Performance                        Inception(a) to June 30, 1998
---------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                                    Since
                                                                  Inception
Loomis Sayles Intermediate Duration Fixed  Income Fund               2.1
Lipper Intermediate Investment Grade Bond Fund Index(b)              2.4
Lehman Brothers Gov't/Corp. Intermediate Bond Index(c)               2.1
---------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Lehman
As of 1/28/98             10.00             10.00             10.00
Period Ended
3/31/98                   10.08             10.02             10.02
6/30/98                   10.21             10.24             10.21



Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Intermediate Duration Fixed Income Fund is January 28, 1998. Since Lipper Intermediate Investment Grade Bond Fund Index and Lehman Brothers Government/ Corporate Intermediate Bond Index performance data is not available coincident with the inception date, comparative performance is presented from January 31, 1998.
(b): Source: Lipper Analytical Services.
(c): The Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/ Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Investment Grade Fixed Income Fund returned 1.0% for the second quarter. Relative to the benchmark Lehman Brothers Government/Corporate Bond Index, the Fund underperformed by l63 basis points. This can be attributed in part to our modest exposure to the Pacific Rim region as well as our underweighting in longer Treasuries relative to the benchmark. Investment grade securities received a boost from renewed economic and political turmoil in Asia and Russia which led investors to abandon high risk bonds for the relative safety of higher quality dollar denominated issues. Among investment grade issues Home Construction, Realty, and Consumer related issues turned in positive returns over the quarter as they continued to benefit from the current historically low interest rate environment, strong domestic consumption, and mild inflation. Canadian Provincial and Government debt posted modest gains but still underperformed on a relative basis as the US dollar continued to appreciate over the quarter.

The domestic economy continued to demonstrate its resilient ability to expand, although weak demand from Asia is finally taking a visible toll on manufacturing and profit margins. This kept the Fed on the sidelines during the quarter despite tight labor markets and strong domestic consumption. Higher quality corporate issues outperformed high yield issues as investor sentiment became increasingly more cautious towards the high yield market amid further deterioration in the Asian economic crisis and a record amount of new issuance through the first six months of 1998. Asian and Latin American spreads widened over the last three months as countries such as Japan, Korea, and Thailand have yet to establish a credible plan to reform their troubled banking systems. Domestically, consumer cyclicals continued to benefit from strong demand, productivity gains, and the historically high level of consumer confidence. Treasuries, however, were the clear winners benefiting from increased demand particularly on the longer end of the yield curve. The 30 year Treasury yield fell from 5.93% to 5.62% over the past three months.

As of the end of quarter, the Fund was well diversified across 139 issues. The Fund maintains a flexible balance of foreign and domestic bonds with approximately 40% of the Fund in bonds of foreign issuers, including 18.5% in Canadian dollar denominated bonds. We continue to favor the Cable/Media and Telecommunications sectors based upon the positive synergies we feel will be created for consumers by consolidating wireless, local & long distance, cable, and internet services. We have increased our exposure to the energy sector. We believe this sector has become vastly undervalued due to the temporary excess supply problems in the industry caused by weak demand from Asia and the lingering effects of El Nino.

Looking forward, we are comfortable with the overall structure of the portfolio and will continue to search for higher quality call protected bonds offering above average yields. Despite the recent setback in Asia, we believe that select emerging market bonds have been unjustly oversold given their credit profiles and significant yield advantages over domestic bonds and will continue to add positions on an opportunistic basis.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Investment Grade Fixed Income Fund.

Cumulative Performance                           Inception(a) to June 30, 1998
------------------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                               Annualized
                                                           -------------------
                                                                       Since
                                  Year to date   1 year    3 years   Inception
Loomis Sayles Investment Grade
  Fixed Income Fund                    3.8        10.5      11.8       13.4
Lipper BBB Rated Bond Fund Index(b)    3.8        10.7       8.6        9.6
Lehman Brothers Gov't/Corp.
  Bond Index(c)                        4.2        11.3       7.9        9.1
------------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Lehman
As of  7/1/94             10.00             10.00             10.00
Period Ended
9/30/94                   10.08             10.07             10.05
12/31/94                  09.97             10.06             10.09
3/31/95                   10.75             10.54             10.59
6/30/95                   11.82             11.28             11.28
9/30/95                   12.27             11.55             11.49
12/31/95                  12.99             12.09             12.03
3/31/96                   12.91             11.84             11.75
6/30/96                   13.07             11.89             11.80
9/30/96                   13.60             12.15             12.01
12/31/96                  14.40             12.59             12.38
3/31/97                   14.23             12.49             12.27
6/30/97                   14.96             12.99             12.71
9/30/97                   15.68             13.36             13.16
12/31/97                  15.93             13.7              13.58
3/31/98                   16.37             13.94             13.79
6/30/98                   16.53             14.23             14.15



Cumulative Performance                Registration(a) to June 30, 1998
----------------------------------------------------------------------

Average Returns (%) - Period Ended June 30, 1998

                                                               Annualized
                                                               ----------
                                                                 Since
                                       Year to date   1 year  Registration
Loomis Sayles Investment Grade             3.8        10.5        10.7
  Fixed Income Fund
Lipper BBB Rated Bond Fund Index(b)        3.8        10.7        12.0
Lehman Brothers Gov't/Corp.
  Bond Index(c)                            4.2        11.3        12.1
-------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                         Loomis            Lipper            Lehman
As of 3/7/97              10.00             10.00             10.00
Period Ended
3/31/97                    9.84             10.00             10.00
6/30/97                   10.34             10.41             10.36
9/30/97                   10.84             10.80             10.73
12/31/97                  11.01             11.07             11.07
3/31/98                   11.32             11.27             11.24
6/30/98                   11.43             11.5              11.53


Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on July 1, 1994 ("Inception"). Since Lipper BBB Rated Bond Fund Index & Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporate, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
Portfolio of Investments -- as of June 30, 1998 (unaudited)

                                                                     Face
                                                                    Amount         Value (a)
---------------------------------------------------------------------------------------------
BONDS AND NOTES -- 2.9% of Net Assets

  Federal Home Loan Mortgage Corp., 8.060%, 7/10/06  ..........     $  500,000   $    501,405
                                                                                 ------------
  TOTAL BONDS AND NOTES (Identified Cost $505,000).............                       501,405
                                                                                 ------------
MUNICIPAL BONDS AND NOTES -- 93.4% of Net Assets
  California Health Facilities Authority, Series A,
    6.750%, 10/01/19  .........................................        500,000        524,345
  California Housing Finance Agency, (MBIA Insured),
    5.200%, 8/01/05  ..........................................        245,000        258,463
  California Housing Finance Agency, (MBIA Insured),
    5.500%, 8/01/17  ..........................................        500,000        512,925
  California Housing Finance Agency, (MBIA Insured),
    5.850%, 8/01/09  ..........................................        300,000        323,163
  California Pollution Control, 5.000%, 4/01/08  ..............        425,000        439,344
  California Pollution Control, 5.900%, 6/01/14  ..............        400,000        439,108
  California Resource Efficiency Financing, First Resource
    Efficiency, (AMBAC Insured), 5.400%, 7/01/04  .............        150,000        158,844
  California State General Obligations, 5.500%, 6/01/01  ......        500,000        519,645
  California State General Obligations, 5.750%, 3/01/13  ......        505,000        537,138
  California State General Obligations, (MBIA Insured),
    6.000%, 10/01/14  .........................................         10,000         10,794
  California State General Obligations Prerefunded, (MBIA
    Insured), 6.000%, 10/01/14  ...............................        240,000        262,378
  California State Public Works Board, Community College,
    5.200%, 3/01/06  ..........................................        200,000        209,376
  California State Public Works Board, Community College,
    5.200%, 4/01/07  ..........................................        500,000        524,390
  California State Public Works Lease, 5.400%, 4/01/04  .......        200,000        210,294
  California State Water Resources Development,
    5.000%, 3/01/01  ..........................................        200,000        201,078
  Clovis, California, Unified School District, (FGIC Insured),
    Zero Coupon Bond, 8/01/04  ................................        200,000        153,320
  Clovis, California, Unified School District, (FGIC Insured),
    10.625%, 8/01/03  .........................................        200,000        257,336
  Corona, California, Single Family, 5.500%, 11/01/10  ........        400,000        421,880
  East Bay California Municipal Utility Water Systems,
    6.000%, 6/01/12  ..........................................        500,000        537,185
  Industry, California, (MBIA Insured), 5.700%, 7/01/18  ......        290,000        303,926
  Los Angeles State Building Authority, Lease Revenue,
    5.375%, 5/01/06  ..........................................        300,000        316,746
  Los Angeles, California, Wastewater Systems, (FGIC Insured),
    5.375%, 11/01/07  .........................................        450,000        476,608
  Los Angeles, California, Water and Power Waterworks Revenue,
    6.500%, 11/01/10  .........................................        350,000        378,500
  Mid-Peninsula, California, Regional Open Space,
    5.500%, 9/01/07  ..........................................        100,000        104,371
  Northern California Power Agency, Public Revenue,
    5.250%, 7/01/02  ..........................................        250,000        255,855
  Oceanside, California, Water Systems, (AMBAC Insured),
    5.650%, 8/01/09  ..........................................        125,000        133,285
  Riverside, California, Electric Revenue, (MBIA Insured),
    5.200%, 10/01/08  .........................................        230,000        240,267
  Sacramento, California, Electric Revenue, 5.250%, 5/15/04  ..        250,000        261,857
  Sacramento, California, Electric Revenue, 5.700%, 5/15/12  ..        500,000        523,885
  Sacramento, California, Power Authority, 6.000%, 7/01/02  ...        500,000        528,015
  San Diego, California, Industrial Development Revenue (AMBAC
    Insured), 5.900%, 6/01/18  ................................        350,000        371,574
  San Diego, California, Open Space Park Facility, District
    One, 5.750%, 1/01/08  .....................................        250,000        267,945
  San Diego, California, Sewer Revenue, (AMBAC Insured),
    4.750%, 5/15/06  ..........................................        125,000        127,774
  San Francisco Bay Area Rapid Transit Authority, (FGIC
    Insured), 5.450%, 7/01/08  ................................        200,000        213,066
  San Francisco, California, City & County International
    Airport Revenue, (AMBAC Insured), 6.200%, 5/01/04  ........        300,000        324,957
  San Francisco, California, City & County Library Facilities,
    Series D, 6.100%, 6/15/07  ................................        250,000        264,820
  San Francisco, California, City & County Public Utility Water
    Revenue, Series A, 6.375%, 11/01/06  ......................        500,000        549,200
  San Francisco, California, City & County Redevelopment
    Project, Series B, 5.200%, 8/01/08  .......................        250,000        255,825
  San Francisco, California, Port Commission, 5.500%, 7/01/04          100,000        104,803
  San Francisco, California, Public Utilities, 6.000%, 11/01/15        500,000        525,475
  San Francisco, California, Sewer Revenue, (AMBAC Insured),
    6.000%, 10/01/11  .........................................        500,000        540,285
  San Francisco, California, State Building Authority,
    5.000%, 10/01/05  .........................................        125,000        129,049
  San Francisco, California, State Building Authority,
    5.125%, 10/01/07  .........................................        250,000        260,410
  San Jose, California, Airport Revenue, (FGIC Insured),
    5.875%, 3/01/07  ..........................................        200,000        220,774
  Santa Clara Valley, California, Water District Refunding &
    Improvements, Series A, (FGIC Insured), 5.800%, 2/01/08  ..        100,000        108,031
  Santa Clara, California, Electric Revenue, (FGIC Insured),
    6.250%, 7/01/13  ..........................................        250,000        270,493
  Turlock, California, Irrigation District Revenue,
    5.750%, 1/01/18  ..........................................        500,000        515,945
  University of California Revenue, Series B, 5.800%, 9/01/07          415,000        453,163
  University of California Revenue, Series B, 6.500%, 9/01/03          300,000        329,091
  University of California Revenue, Series C, 5.000%, 9/01/08          175,000        180,612
  University of California Revenue, Series C, (AMBAC Insured),
    4.700%, 9/01/06  ..........................................        200,000        204,002
                                                                                 ------------
  TOTAL MUNICIPAL BONDS AND NOTES (Identified Cost $15,716,283)
                                                                                   16,241,615
                                                                                 ------------
SHORT-TERM INVESTMENT -- 2.2% of Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 6/30/98 at 5.000% to be repurchased at $390,054 on
    7/01/98 collateralized by $305,000 U.S. Treasury Bond,
    8.125%, due 8/15/19 with a value of $400,643  .............        390,000        390,000
                                                                                 ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $390,000)...............................                         390,000
                                                                                 ------------
TOTAL INVESTMENTS -- 98.5%
    (IDENTIFIED COST $16,611,283) (b) .........................                    17,133,020
Cash and Other Assets, Less Liabilities -- 1.5%................                       265,126
                                                                                 ------------
NET ASSETS -- 100% ............................................                  $ 17,398,146
                                                                                 ============

(a) See Note 1.
(b) At June 30, 1998, the net unrealized appreciation on investments based on cost of $16,611,283 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $533,656 and $11,919, respectively, resulting in net unrealized appreciation of $521,737.

     Key to Abbreviations:

AMBAC:      American Municipal Bond Assurance Corporation
FGIC:       Federal Guaranty Insurance Corporation
MBIA:       Municipal Bond Insurance Association

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME  FUND
Portfolio of Investments -- as of June 30, 1998 (unaudited) -- continued

      Ten Largest Holdings by Municipal Classification at June 30, 1998
                        as a Percentage of Net Assets

General Obligation                                                       22.0%
Revenue                                                                  16.2%
Water & Sewer                                                            14.1%
Education                                                                10.3%
Electric                                                                  8.9%
Utilities                                                                 7.0%
Public Works                                                              4.5%
Correctional Facilities                                                   3.0%
Health/Hosptial                                                           3.0%
Certificates of Participation                                             2.9%

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
Portfolio of Investments -- as of June 30, 1998 (unaudited)

                                                                    Face
                                                                   Amount             Value (a)
-------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.9% of Net Assets

Aerospace -- 1.7%
  Lockheed Corp., 9.000%, 1/15/22  ..........................       $  256,000      $     326,464
                                                                                    -------------
Banks/Savings & Loans -- 6.5%
  Capital One Bank, 5.950%, 2/15/01  ........................          250,000            247,985
  Chase Manhattan Corp., 7.625%, 1/15/03  ...................          200,000            211,592
  First America Bank Corp., 7.750%, 7/15/04  ................          150,000            161,281
  NCNB Corp., 9.125%, 10/15/01  .............................          100,000            108,820
  Standard Federal Bank, 7.750%, 7/17/06  ...................          450,000            492,273
                                                                                    -------------
                                                                                        1,221,951
                                                                                    -------------
Computers -- 2.0%
  Seagate Technology, Inc., 7.125%, 3/01/04  ................          122,000            120,540
  Seagate Technology, Inc., 7.370%, 3/01/07  ................          265,000            262,066
                                                                                    -------------
                                                                                          382,606
                                                                                    -------------
Diversified Operations -- 2.7%
  Norfolk Southern Corp., 7.800%, 5/15/27  ..................          450,000            516,379
                                                                                    -------------
Entertainment -- 3.4%
  Time Warner Entertainment Co., 7.250%, 9/01/08  ...........          600,000            631,794
                                                                                    -------------
Environmental Services -- 0.8%
  WMX Technologies, Inc., 6.375%, 12/01/03  .................          143,000            143,102
                                                                                    -------------
Financial Services -- 8.7%
  Advanta Corp., 7.000%, 5/01/01  ...........................          100,000             93,760
  AT & T Capital Corp., 6.390%, 1/22/99  ....................          225,000            225,488
  Ford Motor Credit Co., 7.750%, 11/15/02  ..................          200,000            212,482
  Ford Motor Credit Co., 8.000%, 6/15/02  ...................          350,000            373,734
  General Motors Acceptance Corp., 5.625%, 2/15/01  .........           27,000             26,806
  General Motors Acceptance Corp., 6.800%, 4/17/01  .........          200,000            203,864
  General Motors Acceptance Corp., 7.125%, 5/01/01  .........          225,000            231,149
  USL Capital Corp., 7.050%, 5/14/01  .......................          275,000            282,876
                                                                                    -------------
                                                                                        1,650,159
                                                                                    -------------
Food -- Packaged & Miscellaneous -- 2.7%
  ConAgra, Inc., 9.750%, 3/01/21  ...........................          375,000            500,573
                                                                                    -------------
Foreign Issuer -- 5.6%
  Philips Electronics NV, 8.375%, 9/15/06  ..................          515,000            579,117
  Saga Petroleum ASA, 7.250%, 9/23/27  ......................          450,000            468,486
                                                                                    -------------
                                                                                        1,047,603
                                                                                    -------------
Government Agencies -- 5.3%
  Federal Home Loan Mortgage Corp., 6.500%, 1/01/27  ........          118,091            117,758
  Federal Home Loan Mortgage Corp., 7.000%, 1/01/12  ........          100,364            102,538
  Federal Home Loan Mortgage Corp., 8.000%, 7/01/25  ........           37,760             39,070
  Federal Home Loan Mortgage Corp., 8.000%, 12/01/26  .......           87,623             90,634
  Federal National Mortgage Association, 7.500%, 1/01/27  ...          181,526            186,177
  Federal National Mortgage Association, 9.500%, 11/01/10  ..           52,968             55,906
  Government National Mortgage Association, 6.500%, 4/15/26            136,624            136,496
  Government National Mortgage Association, 8.500%, 4/15/23            114,997            121,751
  Government National Mortgage Association, 9.500%, 9/15/20            134,927            146,023
                                                                                    -------------
                                                                                          996,353
                                                                                    -------------
Health Care -- Services -- 1.0%
  Columbia Healthcare Corp., 6.125%, 12/15/00  ..............          200,000            194,272
                                                                                    -------------
Holding Companies -- Diversified -- 1.3%
  ITT Corp., 7.400%, 11/15/25  ..............................          225,000            239,515
                                                                                    -------------
Oil & Gas -- 5.5%
  Columbia Gas Systems, Inc., 7.050%, 11/28/07  .............          675,000            690,653
  Ensco International, Inc., 6.750%, 11/15/07  ..............          350,000            353,416
                                                                                    -------------
                                                                                        1,044,069
                                                                                    -------------
Paper Products -- 2.4%
  Boise Cascade Corp., 9.800%, 4/15/03  .....................          200,000            226,688
  Boise Cascade Corp., 9.980%, 3/27/03  .....................          200,000            227,956
                                                                                    -------------
                                                                                          454,644
                                                                                    -------------
Real Estate Investment Trusts -- 1.3%
  Developers Diversified Realty, 6.800%, 7/23/02  ...........          125,000            126,929
  Meditrust Corp., 7.375%, 7/15/00  .........................          125,000            125,940
                                                                                    -------------
                                                                                          252,869
                                                                                    -------------
Securities -- 4.7%
  Lehman Brothers Holdings, Inc., 6.125%, 2/01/01  ..........          483,000            482,947
  Lehman Brothers Holdings, Inc., 7.250%, 4/15/03  ..........          150,000            155,847
  Salomon, Inc., 6.650%, 7/15/01  ...........................          245,000            248,800
                                                                                    -------------
                                                                                          887,594
                                                                                    -------------
Telecommunications -- 5.4%
  TCI Communications, Inc., 8.750%, 8/01/15  ................          400,000            481,568
  Worldcom, Inc., 7.550%, 4/01/04  ..........................          500,000            529,510
                                                                                    -------------
                                                                                        1,011,078
                                                                                    -------------
Transportation -- 2.4%
  Union Pacific Corp., 6.625%, 2/01/08  .....................          200,000            199,632
  Union Pacific Corp., 6.700%, 12/01/06  ....................          260,000            261,399
                                                                                    -------------
                                                                                          461,031
                                                                                    -------------
U.S. Government -- 24.9%
  U.S. Treasury Bonds, 6.250%, 8/15/23  .....................          505,000            540,663
  U.S. Treasury Bonds, 7.250%, 5/15/16  .....................          345,000            404,188
  U.S. Treasury Notes, 6.250%, 2/15/07  .....................          600,000            628,314
  U.S. Treasury Notes, 6.375%, 8/15/02  .....................          600,000            618,372
  U.S. Treasury Notes, 7.250%, 8/15/04  .....................        2,305,000          2,507,771
                                                                                    -------------
                                                                                        4,699,308
                                                                                    -------------
Utilities -- 9.6%
  Boston Edison Co., 6.800%, 3/15/03  .......................          400,000            407,400
  Commonwealth Edison Co., 7.375%, 1/15/04  .................          500,000            519,210
  Gulf States Utilities Co., 6.410%, 8/01/01  ...............          435,000            435,509
  Midamerican Energy Co., 6.500%, 12/15/01  .................          441,000            446,755
                                                                                    -------------
                                                                                        1,808,874
                                                                                    -------------
  TOTAL BONDS AND NOTES
    (Identified Cost $18,125,552)..........................                            18,470,238
                                                                                    -------------
TOTAL INVESTMENTS -- 97.9%
    (IDENTIFIED COST $18,125,552) (b) .......................                          18,470,238
Cash and Other Assets, Less Liabilities --  2.1%.............                             401,968
                                                                                    -------------
TOTAL NET ASSETS -- 100% ....................................                       $  18,872,206
                                                                                    =============

(a) See Note 1.
(b) At June 30, 1998, the net unrealized appreciation on investments based on cost of $18,125,552 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $372,936 and $28,250, respectively, resulting in net unrealized appreciation of $344,686.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

LOOMIS SAYLES CORE GROWTH FUND
Portfolio of Investments -- as of June 30, 1998 (unaudited)

                                                                   Shares              Value (a)
-------------------------------------------------------------------------------------------------
COMMON STOCKS -- 93.7% of Net Assets

Auto & Related -- 5.0%
  Chrysler Corp.  ...........................................           11,500      $     648,312
  Magna International, Inc.  ................................            6,700            459,788
                                                                                    -------------
                                                                                        1,108,100
                                                                                    -------------
Banks/Savings & Loans -- 4.1%
  Star Banc Corp.  ..........................................            5,400            344,925
  Wells Fargo & Co.  ........................................            1,500            553,500
                                                                                    -------------
                                                                                          898,425
                                                                                    -------------
Broadcasting -- 2.4%
  CBS Corp.  ................................................           16,700            530,225
                                                                                    -------------
Chemicals -- Specialty -- 5.3%
  E.I. du Pont DeNemours & Co.  .............................            6,900            514,913
  Monsanto Co.  .............................................           11,900            664,912
                                                                                    -------------
                                                                                        1,179,825
                                                                                    -------------
Computer Hardware -- 8.4%
  Cisco Systems, Inc. (b)  ..................................            6,300            579,994
  EMC Corp. (b)  ............................................           13,000            582,562
  International Business Machines Corp.  ....................            6,100            700,356
                                                                                    -------------
                                                                                        1,862,912
                                                                                    -------------
Computer Software & Services -- 1.9%
  Computer Associates International, Inc.  ..................            7,700            427,831
                                                                                    -------------
Electronics -- 1.7%
  Analog Devices, Inc. (b)  .................................           15,611            383,445
                                                                                    -------------
Entertainment -- 3.4%
  Time Warner, Inc.  ........................................            8,700            743,306
                                                                                    -------------
Financial Services -- 5.1%
  American Express Co.  .....................................            5,400            615,600
  Associates First Capital Corp.  ...........................            6,700            515,063
                                                                                    -------------
                                                                                        1,130,663
                                                                                    -------------
Food -- Packaged & Miscellaneous -- 5.5%
  Heinz (H.J.) Co.  .........................................            9,100            510,737
  Unilever NV  ..............................................            8,900            702,544
                                                                                    -------------
                                                                                        1,213,281
                                                                                    -------------
Health Care -- Drugs -- 10.4%
  Pfizer, Inc.  .............................................            6,300            684,731
  Schering-Plough Corp.  ....................................            7,800            714,675
  Warner Lambert Co.  .......................................           12,900            894,938
                                                                                    -------------
                                                                                        2,294,344
                                                                                    -------------
Health Care -- Medical Technology -- 2.9%
  Medtronic, Inc.  ..........................................           10,200            650,250
                                                                                    -------------
Imaging -- 2.6%
  Xerox Corp.  ..............................................            5,600            569,100
                                                                                    -------------
Oil & Gas Exploration -- 4.3%
  Abacan Resources Corp. (New) (b)  .........................           52,600             32,875
  Anadarko Petroleum Corp.  .................................            6,300            423,281
  Burlington Resources, Inc.  ...............................           11,300            486,607
                                                                                    -------------
                                                                                          942,763
                                                                                    -------------
Oil & Gas -- Major Integrated -- 2.4%
  Royal Dutch Petroleum Co. (N.Y. Shares)  ..................            9,500            520,719
                                                                                    -------------
Personal Care -- 2.5%
  Gillette Co.  .............................................            9,600            544,200
                                                                                    -------------
Restaurants -- 2.9%
  McDonald's Corp.  .........................................            9,300            641,700
                                                                                    -------------
Retail -- Food & Drug -- 5.7%
  CVS Corp.  ................................................           17,400            677,512
  Safeway, Inc. (b)  ........................................           14,500            589,969
                                                                                    -------------
                                                                                        1,267,481
                                                                                    -------------
Retail -- General -- 2.8%
  Staples, Inc. (b)  ........................................           21,200            613,475
                                                                                    -------------
Retail -- Specialty -- 2.4%
  Circuit City Stores, Inc.  ................................           11,500            539,063
                                                                                    -------------
Telecommunications -- 10.4%
  BellSouth Corp.  ..........................................           10,000            671,250
  Ericsson LM  ..............................................           19,600            561,050
  Tellabs, Inc. (b)  ........................................            5,400            386,775
  WorldCom, Inc. (b)  .......................................           13,900            673,281
                                                                                    -------------
                                                                                        2,292,356
                                                                                    -------------
Utilities -- Electric -- 1.6%
  AES Corp. (b)  ............................................            6,500            341,656
                                                                                    -------------
  TOTAL COMMON STOCKS
    (Identified Cost $17,473,971)..........................                            20,695,120
                                                                                    -------------
SHORT-TERM INVESTMENT -- 6.2% of Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 6/30/98 at 5.000% to be repurchased at $1,366,190
    on 7/01/98 collateralized by $1,065,000 U.S. Treasury
    Bond, 8.125%, due 8/15/19 with a value of $1,398,965  ...        1,366,000          1,366,000
                                                                                    -------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,366,000)...........................                             1,366,000
                                                                                    -------------
TOTAL INVESTMENTS -- 99.9%
    (IDENTIFIED COST $18,839,971) (c)                                                  22,061,120
Cash and Other Assets, Less Liabilities -- 0.1%..............                              14,375
                                                                                    -------------
NET ASSETS -- 100% ..........................................                       $  22,075,495
                                                                                    =============

(a) See Note 1.
(b) Non-income producing security.
(c) At June 30, 1998, the net unrealized appreciation on investments based on cost of $18,839,971 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,623,980 and $402,831, respectively, resulting in net unrealized appreciation of $3,221,149.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
Portfolio of Investments -- as of June 30, 1998 (unaudited)

                                                                        Face
                                                                       Amount         Value (a)
---------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 95.9% of Net Assets

NON-CONVERTIBLE BONDS -- 85.4%
Broadcasting -- 0.7%
  Fox Family Worldwide, Inc., Zero Coupon Bond,
    11/01/07 (step to 10.250% on 11/01/02) (b)  .......  USD             2,100,000   $   1,365,000
                                                                                     -------------
Canadian -- 19.2%
  Canadian Government, Zero Coupon Bond, 6/01/22  .....  CAD             2,500,000         455,953
  Canadian Government, Zero Coupon Bond, 6/01/25  .....                 61,460,000       9,640,702
  Hydro Quebec, Zero Coupon Bond, 8/15/20  ............                  7,500,000       1,342,339
  New Brunswick FM Project, Zero Coupon Bond, 11/30/27
    (step to 6.470% on 5/30/03) 144A (b) (c)  .........                  1,250,000         657,908
  Province of Alberta, 5.930%, 9/16/16  ...............                  1,616,991       1,134,518
  Province of British Columbia, Zero Coupon Bond,
    8/23/13 ...........................................                 11,700,000       3,324,999
  Province of British Columbia, Zero Coupon Bond,
    9/08/23 ...........................................                  3,300,000         508,435
  Province of British Columbia, Zero Coupon Bond,
    8/23/24 ...........................................                  8,500,000       1,237,878
  Province of British Columbia, Zero Coupon Bond,
    11/19/27  .........................................                  8,150,000         966,719
  Province of British Columbia, 8.000%, 9/08/23  ......                  3,300,000       2,880,137
  Province of Manitoba, 6.500%, 9/22/17  ..............                  5,075,000       3,774,865
  Province of Manitoba, 7.750%, 12/22/25  .............                  5,295,000       4,592,627
  Province of Newfoundland, 6.150%, 4/17/28  ..........                  1,000,000         697,200
  Province of Ontario, Zero Coupon Bond, 7/13/22                        12,200,000       2,034,094
  Province of Saskatchewan, Zero Coupon Bond, 4/10/14                    5,000,000       1,367,178
  Province of Saskatchewan, 8.750%, 5/30/25  ..........                  1,950,000       1,852,530
  Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 2/04/22  ........................                 10,000,000       1,716,969
  Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 5/30/25  ........................                  2,425,000         342,927
  Rogers Cablesystems Ltd., 9.650%, 1/15/14  ..........                    250,000         196,215
                                                                                     -------------
                                                                                        38,724,193
                                                                                     -------------
Communications -- 0.4%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b)  .........  USD             1,600,000         912,000
                                                                                     -------------
Computers -- 1.7%
  Apple Computer, Inc., 6.500%, 2/15/04  ..............                  1,325,000       1,219,000
  Seagate Technology, Inc., 7.450%, 3/01/37  ..........                  2,225,000       2,185,640
  Streamlogic Corp., 14.000%, 10/07/98 (d) (e)  .......                     28,333           1,416
                                                                                     -------------
                                                                                         3,406,056
                                                                                     -------------
Electronics -- 0.3%
  Westinghouse Electric Corp., 7.875%, 9/01/23  .......                    500,000         513,885
                                                                                     -------------
Entertainment -- 4.9%
  Time Warner Entertainment Co., 6.875%, 6/15/18 ......                  2,840,000       2,851,076
  Time Warner Entertainment Co., 6.950%, 1/15/28 ......                  3,750,000       3,760,725
  Time Warner Entertainment Co., 7.570%, 2/01/24 ......                  3,125,000       3,361,312
                                                                                     -------------
                                                                                         9,973,113
                                                                                     -------------
Food & Beverage -- 0.7%
  Borden, Inc., 7.875%, 2/15/23  ......................                  1,500,000       1,475,670
                                                                                     -------------
Foreign Government/Agency -- 6.2%
  Escom, 11.000%, 6/01/08  ............................  ZAR             2,500,000         322,598
  New South Wales Treasury, Zero Coupon Bond, 11/23/20.  AUD             5,300,000         874,968
  Republic of Brazil, 10.125%, 5/15/27  ...............  USD             4,277,000       3,682,497
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (f)...                  5,424,003       4,000,202
  Republic of South Africa, 12.000%, 2/28/05  .........  ZAR            10,500,000       1,519,008
  Republic of South Africa, 12.500%, 12/21/06  ........                  4,000,000         578,921
  Republic of Venezuela, 9.250%, 9/15/27  .............  USD             2,000,000       1,545,000
                                                                                     -------------
                                                                                        12,523,194
                                                                                     -------------
Foreign Issuer -- 10.1%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27  ..........                  1,250,000       1,075,000
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 144A(c)                    100,000          74,861
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A(c)                  3,100,000       2,267,309
  Compania de Transporte Energia, 9.250%,
    4/01/08 144A (c)  .................................                  1,000,000         975,000
  Export Import Bank of Korea, 6.375%, 2/15/06  .......  USD               500,000         375,801
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (c)  ...                    750,000         583,590
  Korea Electric Power Corp., 6.750%, 8/01/27  ........                    500,000         397,755
  Korea Electric Power Corp., 7.400%, 4/01/16  ........                  1,218,906         977,306
  Korea Electric Power Corp., 7.750%, 4/01/13  ........                  1,000,000         739,320
  Multicanal SA, 10.500%, 4/15/18 144A (c)  ...........                    500,000         465,000
  Petroleos Mexicanos, 9.500%, 9/15/27  ...............                  1,350,000       1,271,025
  Petroleos Mexicanos, Medium Term, 8.625%, 12/01/23 ..                    250,000         215,313
  Philippine Long Distance Telephone Co.,
    8.350%, 3/06/17  ..................................                    250,000         213,142
  Pindo Deli Finance Mauritius Ltd.,
    10.750%, 10/01/07  ................................                    500,000         350,000
  Pindo Deli Finance Mauritius Ltd.,
    10.875%, 10/01/27  ................................                  2,250,000       1,327,500
  Pindo Deli Finance Mauritius Ltd.,
    11.750%, 10/01/17  ................................                  1,500,000       1,003,125
  Pohang Iron & Steel Co. Ltd., 6.625%, 7/01/03  ......                    200,000         161,902
  Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06 ......                    500,000         385,945
  Quezon Power Philippines Co., 8.860%, 6/15/17 .......                  1,200,000       1,032,240
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A(c)                 2,000,000       1,300,000
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 144A(c)                 1,000,000         906,820
  Siam Commercial Bank Public Co.,
    7.500%, 3/15/06 144A (c)  .........................                    750,000         616,035
  Tata Electric Co., 8.500%, 8/19/17 144A (c)  ........                  2,000,000       1,680,000
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (c)....                    250,000         186,765
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04  .......                    300,000         213,000
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 144A (c)  ................................                    500,000         380,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (c)  ................................                  1,750,000       1,260,000
                                                                                     -------------
                                                                                        20,433,754
                                                                                     -------------
Government Agencies -- 2.2%
  Federal National Mortgage Association, Zero Coupon
    Bond, 10/29/07  ...................................  NZD            11,450,000    $  3,218,897
  Federal National Mortgage Association, 6.000%,
    11/25/08 PIK (f)  .................................  USD             1,282,809       1,242,311
                                                                                     -------------
                                                                                         4,461,208
                                                                                     -------------
Health Care -- Services -- 0.8%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27  ....                  1,250,000       1,119,713
  Columbia/HCA Healthcare Corp., 7.580%, 9/15/25  .....                    500,000         478,220
                                                                                     -------------
                                                                                         1,597,933
                                                                                     -------------
Home Builders -- 0.5%
  Pulte Corp., 7.625%, 10/15/17  ......................                  1,000,000       1,051,940
                                                                                     -------------
Oil & Gas -- 3.2%
  Chesapeake Energy Corp., 8.500%, 3/15/12  ...........                    500,000         467,500
  R&B Falcon Corp., 7.375%, 4/15/18 144A (c)  .........                  2,500,000       2,546,175
  Seagull Energy Corp., 7.500%, 9/15/27  ..............                  3,500,000       3,489,640
                                                                                     -------------
                                                                                         6,503,315
                                                                                     -------------
Real Estate Investment Trusts -- 3.3%
  AMB Property Corp., 7.500%, 6/30/18  ................                  1,500,000       1,507,230
  First Industrial, 7.500%, 12/01/17  .................                  3,000,000       3,061,098
  Security Capital Group, Inc., 7.700%, 6/15/28 144A (c)                  2,000,000       2,023,400
                                                                                     -------------
                                                                                         6,591,728
                                                                                     -------------
Retail -- General -- 1.9%
  Dillon Read Structured Finance Corp.,
    6.660%, 8/15/10  ..................................                    211,105         195,809
  Dillon Read Structured Finance Corp.,
    8.550%, 8/15/19  ..................................                    500,000         500,625
  K Mart Corp., 7.950%, 2/01/23  ......................                  1,250,000       1,259,375
  Penn Traffic Co., 9.625%, 4/15/05  ..................                  2,750,000       1,065,625
  Woolworth Corp., 8.500%, 1/15/22  ...................                    725,000         799,653
                                                                                     -------------
                                                                                         3,821,087
                                                                                     -------------
Supranational -- 3.3%
  International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07  ........................  NZD            21,750,000       6,067,046
  International Bank for Reconstruction & Development,
    8.000%, 5/23/07  ..................................                  1,000,000         551,656
                                                                                     -------------
                                                                                         6,618,702
                                                                                     -------------
Taxable Municipal -- 0.3%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16  .............................  USD             2,000,000         576,140
                                                                                     -------------
Telecommunications -- 3.4%
  Nextel Communications, Inc., Zero Coupon Bond, 10/31/07
    (step to 9.750% on 10/31/02) (b)                                     2,725,000       1,778,063
  Nextlink Communications, Inc., Zero Coupon Bond,
    4/15/08 (step to 9.450% on 4/15/03) (b) ...........                  1,000,000         615,000
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to
    11.125% on 10/15/02) (b)  .........................                  1,000,000         642,500
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to 9.800%
    on 2/15/03) (b)  ..................................                    350,000         210,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to 11.000%
    on 7/01/03) (b)  ..................................                  2,100,000       1,249,500
  TCI Communications, Inc., 7.125%, 2/15/28  ..........                  1,640,000       1,712,160
  TCI Communications, Inc., 7.875%, 2/15/26  ..........                    650,000         738,894
                                                                                     -------------
                                                                                         6,946,117
                                                                                     -------------
Textile & Apparel -- 1.3%
  Fruit of the Loom, Inc., 7.375%, 11/15/23  ..........                    500,000         452,560
  Kellwood Co., 7.625%, 10/15/17  .....................                  2,000,000       2,119,060
  Phillips Van Heusen Corp., 7.750%, 11/15/23  ........                     50,000          46,429
                                                                                     -------------
                                                                                         2,618,049
                                                                                     -------------
Tobacco -- 5.8%
  Loews Corp., 7.000%, 10/15/23  ......................                    500,000         484,195
  Philip Morris Cos., Inc., 7.750%, 1/15/27  ..........                  5,800,000       6,204,028
  RJR Nabisco, Inc., 7.625%, 9/15/03  .................                  2,625,000       2,609,906
  RJR Nabisco, Inc., 9.250%, 8/15/13  .................                  2,250,000       2,426,985
                                                                                     -------------
                                                                                        11,725,114
                                                                                     -------------
Transportation -- 0.5%
  American President Cos. Ltd., 7.125%, 11/15/03 ......  USD             1,000,000         807,460
  American President Cos. Ltd., 8.000%, 1/15/24 .......                    150,000         105,843
                                                                                     -------------
                                                                                           913,303
                                                                                     -------------
U.S. Government -- 12.8%
  U.S. Treasury Bonds, 6.000%, 2/15/26  ...............                 19,000,000      19,765,890
  U.S. Treasury Bonds, 6.250%, 8/15/23  ...............                  5,620,000       6,016,884
                                                                                     -------------
                                                                                        25,782,774
                                                                                     -------------
Utilities -- 1.9%
  AES Corp., 8.875%, 11/01/27  ........................                  1,000,000         987,500
  Boston Edison Co., 7.800%, 3/15/23  .................                    500,000         529,991
  KN Capital Trust, 7.630%, 4/15/28  ..................                  1,000,000       1,024,580
  Mobile Energy Services Co. LLC,
    8.665%, 1/01/17  ..................................                  1,306,305         666,215
  Niagara Mohawk Power Corp., Zero Coupon Bond, 7/01/10
    (step to 8.500% on 7/1/03) (b)                                       1,000,000         691,250
                                                                                     -------------
                                                                                         3,899,536
                                                                                     -------------
  TOTAL NON-CONVERTIBLE BONDS (Identified Cost
    $167,033,030) .....................................                                172,433,811
                                                                                     -------------
CONVERTIBLE BONDS -- 10.5%
Auto & Related -- 0.3%
  Exide Corp., 2.900%, 12/15/05 144A (c)  .............                  1,000,000         617,500
                                                                                     -------------
Canadian -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05                            250,000         155,000
                                                                                     -------------
Commercial Services -- 0.0%
  Molten Metal Technology, Inc., 5.500%, 5/01/06 (d)(e)                    550,000          22,000
                                                                                     -------------
Computers -- 0.7%
  Cray Research, Inc., 6.125%, 2/01/11  ...............                    463,000         377,345
  Maxtor Corp., 5.750%, 3/01/12  ......................                    407,000         284,900
  Read Rite Corp., 6.500%, 9/01/04  ...................                    900,000         567,000
  Silicon Graphics, Inc., 5.250%, 9/01/04  ............                    300,000         255,936
                                                                                     -------------
                                                                                         1,485,181
                                                                                     -------------
Diversified Operations -- 0.4%
  Ogden Corp., 5.750%, 10/20/02  ......................  USD               500,000         491,250
  Ogden Corp., 6.000%, 6/01/02  .......................                    250,000         247,500
                                                                                     -------------
                                                                                           738,750
                                                                                     -------------
Electronics -- 1.9%
  Cirrus Logic, Inc., 6.000%, 12/15/03 144A (c)  ......                    200,000         158,250
  Kent Electronics Corp., 4.500%, 9/01/04  ............                  1,625,000       1,328,437
  Lam Research Corp., 5.000%, 9/01/02  ................                  1,925,000       1,578,500
  National Semiconductor Corp., 6.500%, 10/01/02                           200,000         183,000
  Richardson Electronics Ltd., 7.250%, 12/15/06  ......                    300,000         288,000
  Zenith Corp., 6.250%, 4/01/11 (d)  ..................                  1,121,000         284,454
                                                                                     -------------
                                                                                         3,820,641
                                                                                     -------------
Environmental Services -- 0.8%
  Air & Water Technologies Corp., 8.000%, 5/15/15  ....                    475,000         394,250
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A (c)  ...                  1,500,000       1,344,375
                                                                                     -------------
                                                                                         1,738,625
                                                                                     -------------
Foreign Issuer -- 2.5%
  Advanced Agro Public Co., 3.500%, 6/17/01  ..........                    125,000         112,500
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04                            900,000         292,500
  Banpu Public Co., 2.750%, 4/10/03  ..................                  1,455,000         996,675
  Burns, Philp, 5.500%, 4/30/04  ......................                  1,000,000         570,000
  Empresas ICA Sociedad, 5.000%, 3/15/04  .............                    250,000         178,437
  Loxley Public Co. Ltd., 2.500%, 4/04/01  ............                    700,000         224,000
  Piltel, 1.750%, 7/17/06  ............................                    250,000         194,375
  Samsung Corp., 0.250%, 6/26/06  .....................                    600,000         552,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07  .........................................                    500,000         390,000
  Sappi BVI Finance, 7.500%, 8/01/02  .................                    100,000          93,250
  Siam Commercial Bank Public Co., 3.250%, 1/24/04  ...                    375,000         127,500
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04  .                    500,000         235,000
  Ssangyong Oil Refining Co., Inc., 3.750%, 12/31/08  .                    150,000         119,250
  Telekom Malaysia Berhad, 4.000%, 10/03/04  ..........  USD               500,000        365,000
  Total Access Communication Public Co. Ltd.,
    2.000%, 5/31/06  ..................................                    900,000         684,000
                                                                                     -------------
                                                                                         5,134,487
                                                                                     -------------
Freight Transportation -- 0.1%
  Worldway Corp., 6.250%, 4/15/11  ....................                    250,000         207,500
                                                                                     -------------
Health Care -- Drugs -- 0.3%
  Glycomed, Inc., 7.500%, 1/01/03  ....................                    300,000         282,000
  NABI, Inc., 6.500%, 2/01/03  ........................                    525,000         345,844
                                                                                     -------------
                                                                                           627,844
                                                                                     -------------
Home Builders -- 0.2%
  Schuler Homes, Inc., 6.500%, 1/15/03  ...............                    400,000         360,000
                                                                                     -------------
Machinery -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04  .....................                    150,000         128,625
                                                                                     -------------
Oil & Gas -- 0.1%
  Houston Industries, Inc., 6.000%, 3/15/12  ..........                    250,000         237,500
                                                                                     -------------
Publishing -- 0.3%
  Scholastic Corp., 5.000%, 8/15/05 144A (c)  .........                    600,000         551,250
                                                                                     -------------
Real Estate Investment Trusts -- 1.2%
  Federal Realty Investors Trust, 5.250%, 10/28/03                       1,750,000       1,636,250
  Rockefeller Properties, Zero Coupon Bond, 12/31/00                       650,000         505,375
  Sizeler Property Investors, Inc., 8.000%, 7/15/03                        250,000         248,750
                                                                                     -------------
                                                                                         2,390,375
                                                                                     -------------
Restaurants -- 1.2%
  Boston Chicken, Inc., Zero Coupon Bond,
    6/01/15  ..........................................                    500,000          25,000
  Boston Chicken, Inc., 4.500%, 2/01/04  ..............                    750,000         116,250
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04  .........                    750,000         487,500
  Shoney's, Inc., Zero Coupon Bond, 4/11/04  ..........                  4,089,000       1,717,380
  TPI Enterprises, Inc., 8.250%, 7/15/02  .............                    100,000          83,000
                                                                                     -------------
                                                                                         2,429,130
                                                                                     -------------
Telecommunications -- 0.1%
  Broadband Technologies, Inc., 5.000%, 5/15/01  ......                    350,000         231,000
                                                                                     -------------
Textile & Apparel -- 0.2%
  Dixie Yarns, Inc., 7.000%, 5/15/12  .................  USD               188,000         163,560
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12  ...........                    220,000         192,500
                                                                                     -------------
                                                                                           356,060
                                                                                     -------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $24,630,634) .....................                                 21,231,468
                                                                                     -------------
  TOTAL BONDS AND NOTES
    (Identified Cost $191,663,664) ....................                                193,665,279
                                                                                     -------------
                                                                       Shares
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.3% of Net Assets
Restaurants -- 0.3%
  Advantica Restaurant Group, Inc. (g)  ...............                     67,479         657,920
                                                                                     -------------
  TOTAL COMMON STOCKS
    (Identified Cost $908,302) ........................                                    657,920
                                                                                     -------------
PREFERRED STOCKS -- 1.8% of Net Assets
Building Materials -- 0.3%
  Owens Corning, 6.500% 144A (c)  .....................                     10,000         533,750
                                                                                     -------------
Chemicals -- Major -- 0.0%
  E.I. du Pont DeNemours & Co., $3.50  ................                        300          20,775
                                                                                     -------------
Computers -- 0.2%
  Unisys Corp., $3.75  ................................                      9,000         470,250
                                                                                     -------------
Financial Services -- 0.2%
  Hvide Capital Trust 6.500%  .........................                     10,000         427,500
                                                                                     -------------
Metals -- 0.0%
  Aluminum Company of America, $3.75  .................                        100           7,463
                                                                                     -------------
Oil & Gas -- 0.1%
  Chesapeake Energy Corp., 7.000%, 144A (c)  ..........                      5,000         213,750
                                                                                     -------------
Telecommunications -- 0.3%
  Hyperion Telecommunications, Inc.,
    12.875% PIK (f)  ..................................                        500         497,500
                                                                                     -------------
Utilities -- 0.7%
  Arizona Public Service Co., $2.40  ..................                        460          19,780
  Cleco Corp., 4.750%  ................................                        850          72,356
  Del Marva Power & Light Co., 4.000%  ................                        434          29,078
  Entergy Louisiana, Inc., 4.440%  ....................                        830          58,930
  Entergy New Orleans, Inc., 4.360%  ..................                         90           6,154
  Entergy New Orleans, Inc., 4.750%  ..................                      2,876         210,667
  Jersey Central Power & Light Co., 4.000%  ...........                        750          48,000
  MDU Resources Group, Inc., 5.100%  ..................                      1,020          94,350
  Nevada Power Co., 4.700%  ...........................                     11,600         224,750
  Niagara Mohawk Power Corp., 3.600%  .................                        200          11,725
  Niagara Mohawk Power Corp., 3.900%  .................                        100           6,500
  Niagara Mohawk Power Corp., 4.400%  .................                      5,000         282,500
  Niagara Mohawk Power Corp., 4.850%  .................                      2,850         228,000
  Northern States Power Co., $4.11  ...................                        100           7,850
  Public Service Electric & Gas Co., 4.180%  ..........                      1,950         142,350
                                                                                     -------------
                                                                                         1,442,990
                                                                                     -------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $3,085,039) ......................                                  3,613,978
                                                                                     -------------
WARRANTS -- 0.0% of Net Assets
Computers -- 0.0%
  Streamlogic Corp. expiring 10/7/01 (d) (g)  .........                        250               0
                                                                                     -------------
  TOTAL WARRANTS
    (Identified Cost $0) ..............................                                          0
                                                                                     -------------
SHORT-TERM INVESTMENT -- 0.2% of Net Assets
  Repurchase Agreement with State Street Bank and Trust
    Co., dated 6/30/98 at 5.000% to be repurchased at
    $469,065 on 7/01/98 collateralized by $365,000 U.S.
    Treasury Bond, 8.125%, due 8/15/19 with a value of
    $479,457                                             USD               469,000         469,000
                                                                                     -------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $469,000) ........................                                    469,000
                                                                                     -------------
TOTAL INVESTMENTS -- 98.2%
    (IDENTIFIED COST $196,126,005) (h) ................                                198,406,177
Cash and Other Assets, Less Liabilities -- 1.8% .......                                  3,555,196
                                                                                     -------------
NET ASSETS -- 100% ....................................                                201,961,373
                                                                                       ===========

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Company in Chapter 11 Bankruptcy.
(e) Security in default.
(f)  All or a portion of income may be received as additional securities.
(g) Non-income producing security.
(h) At June 30, 1998, the net unrealized appreciation on investments based on cost of $196,126,005 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $13,521,540 and $11,241,368, respectively, resulting in net unrealized appreciation of $2,280,172.

     Key to Abbreviations:

AUD:        Australian Dollar
CAD:        Canadian Dollar
NZD:        New Zealand Dollar
USD:        United States Dollar
ZAR:        South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED  INCOME FUND
Portfolio of Investments -- as of June 30, 1998 (unaudited)

                                                                    Face
                                                                   Amount           Value (a)
-------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 89.3% of Net Assets

NON-CONVERTIBLE BONDS -- 60.2%
Broadcasting -- 2.3%
  CBS, Inc., 7.125%, 11/01/23  .............................  USD      500,000      $    477,505
  Fox Family Worldwide, Inc., Zero Coupon Bond, 11/01/07
    (step to 10.250% on 11/01/02) (b) ......................           400,000           260,000
                                                                                    ------------
                                                                                         737,505
                                                                                    ------------
Canadian -- 7.0%
  Clearnet Communications, Inc., Zero Coupon Bond, 8/13/07
    (step to 11.750% on 8/13/02) (b) ......................  CAD     2,000,000           898,295
  International Semi-Tech Corp., Zero Coupon Bond, 8/15/03
    (step to 11.500% on 8/15/00) (b) ......................          1,750,000           525,000
  Microcell Telecommunications, Inc., Zero Coupon Bond,
    10/15/07 (step to 11.125% on 10/15/02) (b) ............            710,000           304,400
  Rogers Cablesystems Ltd., 9.650%, 1/15/14 ...............            200,000           156,972
  Rogers Communications, Inc., 8.750%, 7/15/07 ............            225,000           157,309
  Rogers Communications, Inc., 8.875%, 7/15/07 ............  USD       250,000           251,875
                                                                                    ------------
                                                                                       2,293,851
                                                                                    ------------
Communications -- 3.3%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b) ..............          1,925,000         1,097,250
                                                                                    ------------
Computers -- 2.1%
  Apple Computer, Inc., 6.500%, 2/15/04 ...................            750,000           690,000
                                                                                    ------------
Electronics -- 0.6%
  Westinghouse Electric Corp., 7.875%, 9/01/23 ............            200,000           205,554
                                                                                    ------------
Food & Beverage -- 2.0%
  Borden, Inc., 7.875%, 2/15/23 ...........................            670,000           659,133
                                                                                    ------------
Foreign Government/Agency -- 11.0%
  Republic of Brazil, 10.125%, 5/15/27 ....................          1,200,000         1,033,200
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (c) ......            754,139           556,177
  Republic of Ecuador, 6.625%, 2/27/15 PIK (c) (d) ........            445,066           266,194
  Republic of Peru, 3.250%, 3/07/17 (step to 3.750%
    on 3/07/99) (b) .......................................          1,500,000           888,750
  Republic of Venezuela, 9.250%, 9/15/27 ..................          1,100,000           849,750
                                                                                    ------------
                                                                                       3,594,071
                                                                                    ------------
Foreign Issuer -- 22.9%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 ...............            750,000           645,000
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 144A (e) ..            250,000           187,153
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (e) ..            450,000           329,125
  Export Import Bank of Korea, 6.375%, 2/15/06 ............  USD       700,000           526,121
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (e) ........            500,000           389,060
  Industrial Finance Corp. of Thailand, 7.375%, 1/14/07
    144A (e) ..............................................            250,000           218,813
  Korea Electric Power Corp., 7.400%, 4/01/16 .............            442,806           355,037
  Korea Electric Power Corp., 7.750%, 4/01/13 .............            250,000           184,830
  Murrin Murrin Holdings Property Ltd., 9.375%, 8/31/07 ...            150,000           147,000
  Pan Pacific Industrial Investment Plc, Zero Coupon Bond,
    4/28/07 144A (e) ......................................            850,000           327,029
  Petroleos Mexicanos, 9.500%, 9/15/27 ....................            500,000           470,750
  Petroleos Mexicanos, Medium Term, 8.625%, 12/01/23 ......            500,000           430,625
  Philippine Long Distance Telephone Co., 8.350%, 3/06/17 .            250,000           213,142
  Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07 ....            450,000           315,000
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27 ....            750,000           442,500
  Pycsa Panama SA, 10.280%, 12/15/12 144A (e) .............            125,000           117,969
  Quezon Power Philippines Co., 8.860%, 6/15/17 ...........            600,000           516,120
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 144A (e) .            500,000           453,410
  Siam Commercial Bank Public Co., 7.500%, 3/15/06
    144A (e) ..............................................            525,000           431,224
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04 ............            450,000           319,500
  Total Access Communication Public Co. Ltd.,
    7.625%, 11/04/01 144A (e) .............................            375,000           285,000
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 144A (e) .............................            300,000           216,000
                                                                                    ------------
                                                                                       7,520,408
                                                                                    ------------
Oil & Gas -- 1.4%
  Chesapeake Energy Corp., 7.875%, 3/15/04 ................            275,000           257,813
  Chesapeake Energy Corp., 9.625%, 5/01/05 144A (e) .......            200,000           200,500
                                                                                    ------------
                                                                                         458,313
                                                                                    ------------
Retail -- General -- 1.9%
  K Mart Pass Thru, 8.540%, 1/02/15 .......................            157,294           163,443
  Penn Traffic Co., 9.625%, 4/15/05 .......................          1,175,000           455,312
                                                                                    ------------
                                                                                         618,755
                                                                                    ------------
Telecommunications -- 4.3%
  Nextel Communications, Inc., Zero Coupon Bond, 10/31/07
    (step to 9.750% on 10/31/02) (b) ......................  USD       750,000           489,375
  Nextel International, Inc., Zero Coupon Bond, 4/15/08
    (step to 12.125% on 4/15/03) 144A (b) (e) .............            300,000           172,500
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to 9.800%
    on 2/15/03) (b) .......................................            500,000           300,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to 11.000%
    on 7/01/03) (b) .......................................            300,000           178,500
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to 11.500%
    on 3/01/03) 144A (b) (e) ..............................            500,000           276,250
                                                                                    ------------
                                                                                       1,416,625
                                                                                    ------------
Textile & Apparel -- 1.4%
  Phillips Van Heusen Corp., 7.750%, 11/15/23 .............            500,000           464,285
                                                                                    ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $20,849,508)..........................                           19,755,750
                                                                                    ------------
CONVERTIBLE BONDS -- 29.1%
Auto & Related -- 1.1%
  Exide Corp., 2.900%, 12/15/05 144A (e) ..................            600,000           370,500
                                                                                    ------------
Canadian -- 1.3%
  Rogers Communications, Inc., 2.000%, 11/26/05 ...........            700,000           434,000
                                                                                    ------------
Commercial Services -- 0.0%
  Molten Metal Technology, Inc., 5.500%, 5/01/06 (f) (g) ..            300,000            12,000
                                                                                    ------------
Computers -- 1.7%
  Apple Computer, Inc., 6.000%, 6/01/01 ...................             50,000            56,593
  Cray Research, Inc., 6.125%, 2/01/11 ....................            250,000           203,750
  Maxtor Corp., 5.750%, 3/01/12 ...........................            120,000            84,000
  Read Rite Corp., 6.500%, 9/01/04 ........................            350,000           220,500
                                                                                    ------------
                                                                                         564,843
                                                                                    ------------
Electronics -- 5.1%
  Cirrus Logic, Inc., 6.000%, 12/15/03 144A (e) ...........            825,000           652,781
  Integrated Device Technology, 5.500%, 6/01/02 ...........             50,000            40,250
  Kent Electronics Corp., 4.500%, 9/01/04 .................            350,000           286,125
  Lam Research Corp., 5.000%, 9/01/02 .....................            500,000           410,000
  LTX Corp., 7.250%, 4/15/11 ..............................             50,000            29,875
  Richardson Electronics Ltd., 7.250%, 12/15/06 ...........            100,000            96,000
  Zenith Corp., 6.250%, 4/01/11 (f) .......................            541,000           137,279
                                                                                    ------------
                                                                                       1,652,310
                                                                                    ------------
Environmental Services -- 1.0%
  Air & Water Technologies Corp., 8.000%, 5/15/15 .........  USD       400,000           332,000
                                                                                    ------------
Foreign Issuer -- 8.4%
  Advanced Agro Public Co., 3.500%, 6/17/01 ...............            575,000           517,500
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 144A (e)             250,000           198,125
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ...........            575,000           186,875
  Banpu Public Co., 2.750%, 4/10/03 .......................            150,000           102,750
  Burns, Philp, 5.500%, 4/30/04 ...........................            150,000            85,500
  Empresas ICA Sociedad, 5.000%, 3/15/04 ..................            650,000           463,937
  Loxley Public Co. Ltd., 2.500%, 4/04/01 .................            350,000           112,000
  Piltel, 1.750%, 7/17/06 .................................            100,000            77,750
  PT Indorayon, 7.000%, 5/02/06 ...........................            250,000            75,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond, 12/31/07             250,000           195,000
  Sappi BVI Finance, 7.500%, 8/01/02 ......................            300,000           279,750
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 ........            950,000           323,000
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 ......            100,000            47,000
  Total Access Communication Public Co. Ltd.,
    2.000%, 5/31/06 .......................................            100,000            76,000
                                                                                    ------------
                                                                                       2,740,187
                                                                                    ------------
Freight Transportation -- 0.1%
  Worldway Corp., 6.250%, 4/15/11  ........................             50,000            41,500
                                                                                    ------------
Health Care -- Drugs -- 2.3%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02 .............            250,000           221,563
  Glycomed, Inc., 7.500%, 1/01/03 .........................            150,000           141,000
  NABI, Inc., 6.500%, 2/01/03 .............................            575,000           378,781
                                                                                    ------------
                                                                                         741,344
                                                                                    ------------
Health Care -- Services -- 1.1%
  Medical Care International, Inc., 6.750%, 10/01/06 ......            150,000           137,437
  Physicians Resource Group, Inc., 6.000%, 12/01/01 144A (e)            50,000            39,438
  Tenet Healthcare Corp., 6.000%, 12/01/05 ................            200,000           170,500
                                                                                    ------------
                                                                                         347,375
                                                                                    ------------
Home Builders -- 0.9%
  Schuler Homes, Inc., 6.500%, 1/15/03 ....................            325,000           292,500
                                                                                    ------------
Machinery -- 0.3%
  Intevac, Inc., 6.500%, 3/01/04 ..........................            100,000            85,750
                                                                                    ------------
Metals -- 0.5%
  Battle Mountain Gold Co., 6.000%, 1/04/05 ...............            200,000           162,000
                                                                                    ------------
Restaurants -- 2.8%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15 .........  USD     1,000,000            50,000
  Boston Chicken, Inc., 4.500%, 2/01/04 ...................          1,100,000           170,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ..............            125,000            81,250
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ...............          1,200,000           504,000
  TPI Enterprises, Inc., 8.250%, 7/15/02 ..................            150,000           124,500
                                                                                    ------------
                                                                                         930,250
                                                                                    ------------
Retail -- Specialty -- 1.3%
  Bell Sports Corp., 4.250%, 11/15/00 .....................            275,000           237,188
  CML Group, Inc., 5.500%, 1/15/03 ........................            145,000            89,900
  Jacobson Stores, Inc., 6.750%, 12/15/11 .................            100,000            86,125
                                                                                    ------------
                                                                                         413,213
                                                                                    ------------
Telecommunications -- 0.8%
  Broadband Technologies, Inc., 5.000%, 5/15/01 ...........            415,000           273,900
                                                                                    ------------
Textile & Apparel -- 0.4%
  Converse, Inc., 7.000%, 6/01/04 .........................            125,000            80,781
  Dixie Yarns, Inc., 7.000%, 5/15/12 ......................             61,000            53,070
                                                                                    ------------
                                                                                         133,851
                                                                                    ------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $11,431,155) .........................                            9,527,523
                                                                                    ------------
  TOTAL BONDS AND NOTES
    (Identified Cost $32,280,663) .........................                           29,283,273
                                                                                    ------------

COMMON STOCKS -- 5.2% of Net Assets

Foreign Issuer -- 0.5%
  Sappi Ltd., ADR (h)  ......................................           40,000           149,200
  Siam Commercial Bank Public Co. (h)  ......................           52,000            16,655
                                                                                    ------------
                                                                                         165,855
                                                                                    ------------
Oil & Gas -- 0.5%
  Chesapeake Energy Corp. (h)  ..............................           45,025           180,100
                                                                                    ------------
Real Estate Investment Trusts -- 1.3%
  Associated Estates Realty Corp.  ..........................           19,600           366,275
  Berkshire Realty Co., Inc.  ...............................            4,500            52,593
                                                                                    ------------
                                                                                         418,868
                                                                                    ------------
Restaurants -- 0.5%
  Advantica Restaurant Group, Inc. (h)  .....................           15,745           153,514
                                                                                    ------------
Utilities -- 2.4%
  Eastern Utilities Associates  .............................           29,800           782,250
                                                                                    ------------
  TOTAL COMMON STOCKS (Identified Cost $1,804,544).........                            1,700,587
                                                                                    ------------

PREFERRED STOCKS -- 3.6% of Net Assets
Financial Services -- 0.7%
  Hvide Capital Trust 6.500%  ...............................            5,500           235,125
                                                                                    ------------
Foreign Issuer -- 0.9%
  Philippine Long Distance Telephone Co., $3.50, GDS  .......            6,200           285,200
                                                                                    ------------
Metals -- 1.2%
  Bethlehem Steel Corp., $3.50 144A (e)  ....................            9,000           410,625
                                                                                    ------------
Oil & Gas -- 0.1%
  Kelley Oil & Gas, $2.625  .................................              750            17,531
                                                                                    ------------
Telecommunications -- 0.0%
  Hyperion Telecommunications, Inc., PIK 12.875% (c)  .......               16            15,920
                                                                                    ------------
Utilities -- 0.7%
  Central Maine Power Co., 3.500%  ..........................              785            43,372
  Niagara Mohawk Power Corp., 3.600%  .......................            1,560            91,455
  Niagara Mohawk Power Corp., 4.100%  .......................              700            46,725
  Niagara Mohawk Power Corp., 4.400%  .......................              850            48,025
                                                                                    ------------
                                                                                         229,577
                                                                                    ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,082,602)...........................                            1,193,978
                                                                                    ------------
TOTAL INVESTMENTS -- 98.1%
    (IDENTIFIED COST $35,167,809) (i) .......................                         32,177,838
Cash and Other Assets, Less Liabilities -- 1.9%..............                            609,377
                                                                                    ------------
NET ASSETS -- 100% ..........................................                         32,787,215
                                                                                      ==========

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) All or a portion of income may be received as additional securities.
(d) Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)  Company in Chapter 11 Bankruptcy.
(g) Security in default.
(h) Non-income producing security.
(i) At June 30, 1998, the net unrealized depreciation on investments based on cost of $35,167,809 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,075,597 and $4,065,568, respectively, resulting in net unrealized depreciation of $2,989,971.

     Key to Abbreviations:

ADR:        American Depositary Receipt
CAD:        Canadian Dollar
GDS:        Global Depositary Shares
USD:        United States Dollar

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE DURATION
FIXED INCOME FUND
Portfolio of Investments -- as of June 30, 1998 (unaudited)

                                                                     Face
                                                                    Amount          Value (a)
-------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.1% of Net Assets

NON-CONVERTIBLE BONDS -- 97.1%
Banks/Savings & Loans -- 5.8%
  BankAmerica Corp., 7.200%, 4/15/06  .........................      $  50,000      $     52,826
  Capital One Bank, 6.375%, 2/15/03  ..........................        590,000           590,531
                                                                                    ------------
                                                                                         643,357
                                                                                    ------------
Financial Services -- 15.0%
  Asset Securitization Corp., 7.010%, 10/13/26  ...............        459,100           468,264
  Associates Manufactured Housing, 6.275%, 3/15/28  ...........        450,000           453,483
  Commercial Credit Co., 6.500%, 6/01/05  .....................         50,000            50,738
  EQCC Home Equity Loan Trust, 5.150%, 9/15/08  ...............        140,073           136,785
  Ford Motor Credit Co., 7.500%, 1/15/03  .....................         50,000            52,633
  Nomura Asset Securities Corp., 6.280%, 3/17/28  .............        492,199           497,062
                                                                                    ------------
                                                                                       1,658,965
                                                                                    ------------
Foreign Government/Agency -- 9.6%
  Government of Poland, 4.000%, 10/27/14 (step to 5.000% on 10/
    27/98) (b)  ...............................................        575,000           513,935
  Republic of South Africa, 8.375%, 10/17/06  .................        550,000           555,780
                                                                                    ------------
                                                                                       1,069,715
                                                                                    ------------
Foreign Issuer -- 6.8%
  Perez Companc SA, 8.125%, 7/15/07 144A (c)  .................        525,000           479,063
  Tenaga Nasional Berhad, 7.625%, 4/29/07 144A (c)  ...........        325,000           278,801
                                                                                    ------------
                                                                                         757,864
                                                                                    ------------
Government Agencies -- 0.7%
  Federal National Mortgage Association, 6.500%, 2/01/11  .....         77,847            78,382
                                                                                    ------------
Oil & Gas -- 7.5%
  Pioneer Natural Resources Co., 6.500%, 1/15/08  .............        400,000           387,700
  R&B Falcon Corp., 6.500%, 4/15/03 144A (c)  .................        450,000           447,822
                                                                                    ------------
                                                                                         835,522
                                                                                    ------------
Real Estate Investment Trusts -- 18.9%
  American Health Properties, Inc., 7.050%, 1/15/02  ..........        525,000           536,387
  Highwoods/Forsyth Ltd., 6.750%, 12/01/03  ...................        500,000           500,295
  Oasis Residential, Inc., 6.750%, 11/15/01  ..................        500,000           507,600
  Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/03  .......        550,000           550,561
                                                                                    ------------
                                                                                       2,094,843
                                                                                    ------------
Securities -- 5.4%
  Lehman Brothers Holdings, Inc., 7.125%, 9/15/03  ............        575,000           595,551
                                                                                    ------------
Telecommunications -- 4.9%
  TCI Communications, Inc., 6.875%, 2/15/06  ..................        525,000           541,564
                                                                                    ------------
Textile & Apparel -- 1.8%
  Tommy Hilfiger Corp., 6.500%, 6/01/03  ......................        200,000           199,824
                                                                                    ------------
Tobacco -- 4.7%
  RJR Nabisco, Inc., 7.625%, 9/15/03  .........................        525,000           521,981
                                                                                    ------------
Trucking & Leasing -- 3.3%
  Amerco, 7.490%, 9/18/01  ....................................        350,000           361,753
                                                                                    ------------
U.S. Government -- 7.3%
  U.S. Treasury Notes, 5.625%, 12/31/02  ......................        700,000           703,059
  U.S. Treasury Notes, 5.875%, 2/15/04  .......................         75,000            76,383
  U.S. Treasury Notes, 6.000%, 10/15/99  ......................         25,000            25,140
                                                                                    ------------
                                                                                         804,582
                                                                                    ------------
Utilities -- 5.4%
  Enersis SA, 6.900%, 12/01/06  ...............................         50,000            47,129
  KN Energy, Inc., 6.450%, 3/01/03  ...........................        550,000           550,583
                                                                                    ------------
                                                                                         597,712
                                                                                    ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $10,759,637)............................                         10,761,615
                                                                                    ------------
  TOTAL BONDS AND NOTES (Identified Cost $10,759,637)........                         10,761,615
                                                                                    ------------
SHORT-TERM INVESTMENT -- 1.3% of Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 6/30/98 at 5.000% to be repurchased at $145,020 on
    7/01/98 collateralized by $130,000 U.S. Treasury Bond,
    6.750%, due 8/15/26 with a value of $151,087 ..............        145,000           145,000
                                                                                    ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $145,000)...............................                            145,000
                                                                                    ------------
TOTAL INVESTMENTS -- 98.4%
    (IDENTIFIED COST $10,904,637) }D{ .........................                       10,906,615
Cash and Other Assets, Less Liabilities -- 1.6%................                          172,373
                                                                                    ------------
NET ASSETS -- 100% ............................................                     $ 11,078,988
                                                                                    ============

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) At June 30, 1998, the net unrealized appreciation on investments based on cost of $10,904,637 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $60,295 and $58,317, respectively, resulting in net unrealized appreciation of $1,978.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
Portfolio of Investments -- as of June 30, 1998 (unaudited)

                                                                        Face
                                                                       Amount        Value (a)
--------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.2% of Net Assets

NON-CONVERTIBLE BONDS -- 89.8%
Banks/Savings & Loans -- 1.5%
  First Union Institutional Trust, 7.850%, 1/01/27  ...  USD             1,000,000   $  1,062,180
  First Union Institutional Trust, 8.040%, 12/01/26                        500,000        542,742
                                                                                     ------------
                                                                                        1,604,922
                                                                                     ------------
Canadian -- 18.8%
  Canadian Government, Zero Coupon Bond,
    6/01/21  ..........................................  CAD               750,000        143,967
  Canadian Government, Zero Coupon Bond,
    6/01/25  ..........................................                 29,050,000      4,556,824
  Hydro Quebec, Zero Coupon Bond, 8/15/20  ............                  7,500,000      1,342,339
  MacMillan Bloedel, 7.700%, 2/15/26  .................  USD               305,000        306,403
  Milit Air, Inc., 5.750%, 6/30/19 144A (b)  ..........  CAD             1,800,000      1,226,541
  New Brunswick FM Project, Zero Coupon Bond, 11/30/27
    (step to 6.470% on 5/30/03)  144A (b) (c)  ........                    500,000        263,163
  Ontario Hydro, 8.900%, 8/18/22  .....................                  1,175,000      1,114,029
  Province of Alberta, 5.930%, 9/16/16  ...............                    728,374        511,044
  Province of British Columbia, Zero Coupon Bond, 8/23/13                5,000,000      1,420,940
  Province of British Columbia, Zero Coupon Bond, 6/09/14                1,000,000        270,782
  Province of British Columbia, Zero Coupon Bond, 9/05/20                3,300,000        607,023
  Province of British Columbia, Zero Coupon Bond, 6/09/22                4,000,000        663,377
  Province of British Columbia, Zero Coupon Bond, 8/19/22                4,195,000        687,724
  Province of British Columbia, Zero Coupon Bond,
    11/19/27  .........................................                  6,500,000        771,003
  Province of British Columbia, 8.000%, 9/08/23  ......                    750,000        654,576
  Province of Manitoba, 6.500%, 9/22/17  ..............                  1,825,000      1,357,464
  Province of Manitoba, 7.750%, 12/22/25  .............                  3,100,000      2,688,790
  Province of Newfoundland, 6.150%, 4/17/28  ..........                    500,000        348,600
  Province of Saskatchewan, Zero Coupon Bond, 4/10/14..                  2,500,000        683,589
  Province of Saskatchewan, 8.750%, 5/30/25  ..........                  1,250,000      1,187,519
                                                                                     ------------
                                                                                       20,805,697
                                                                                     ------------
Communications -- 0.3%
  Arch Communications Group, Inc., Zero Coupon Bond, 3/
    15/08 (step to 10.875% on
    3/15/01) (c)  .....................................  USD               575,000        327,750
                                                                                     ------------
Computers -- 4.6%
  Seagate Technology, Inc., 7.370%, 3/01/07  ..........                  2,000,000      1,977,860
  Seagate Technology, Inc., 7.450%, 3/01/37  ..........                  3,000,000      2,946,930
  Seagate Technology, Inc., 7.875%, 3/01/17  ..........                    200,000        193,370
  Streamlogic Corp., 14.000%, 10/07/98 (d) (e)  .......                      5,440            272
                                                                                     ------------
                                                                                        5,118,432
                                                                                     ------------
Electronics -- 0.2%
  Pioneer Standard Electronics, Inc.,
    8.500%, 8/01/06  ..................................                    250,000        268,899
                                                                                     ------------
Entertainment -- 4.7%
  Time Warner Entertainment Co., 6.875%, 6/15/18                           410,000        411,599
  Time Warner Entertainment Co., 6.950%, 1/15/28                         2,250,000      2,256,435
  Time Warner Entertainment Co., 7.570%, 2/01/24                         2,300,000      2,473,926
                                                                                     ------------
                                                                                        5,141,960
                                                                                     ------------
Foreign Government/Agency -- 5.7%
  New South Wales Treasury, Zero Coupon Bond, 11/23/20
    ...................................................  AUD             6,000,000        990,530
  Republic of Brazil C Bond, 8.000%, 4/15/14
    PIK (f)  ..........................................  USD             2,900,536      2,139,145
  Republic of South Africa, 8.500%, 6/23/17  ..........                  1,125,000      1,071,878
  Republic of South Africa, 12.000%, 2/28/05  .........  ZAR             4,250,000        614,836
  Republic of South Africa, 12.500%, 12/21/06  ........                  8,600,000      1,244,681
  Republic of South Africa, 13.000%, 8/31/10  .........  USD             1,500,000        219,756
                                                                                     ------------
                                                                                        6,280,826
                                                                                     ------------
Foreign Issuer -- 10.0%
  Bangkok Bank Public Co. Ltd., 8.375%,
    1/15/27 144A (b)  .................................                  2,250,000      1,645,628
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (b)  ...                    100,000         77,812
  Industrial Finance Corp. of Thailand,
    6.875%, 4/01/03 144A (b)  .........................                    575,000        515,654
  Korea Electric Power Corp., 7.400%, 4/01/16  ........                    476,135        381,760
  Pan Pacific Industrial Investment Plc, Zero Coupon
    Bond, 4/28/07 144A (b)  ...........................                    825,000        317,411
  PDVSA Finance Ltd., 7.500%, 11/15/28 144A (b)                          1,000,000      1,029,170
  Perez Companc SA, 8.125%, 7/15/07 144A (b)  .........  USD               350,000        319,375
  Pindo Deli Finance Mauritius Ltd.,
    10.875%, 10/01/27  ................................                    100,000         59,000
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A(b)                 1,250,000        812,500
  Tata Electric Co., 8.500%, 8/19/17 144A (b)  ........                  1,500,000      1,260,000
  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A (b)  ..                  1,750,000      1,409,450
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (b)  ..                  4,140,000      3,092,828
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (b)  ................................                    150,000        108,000
                                                                                     ------------
                                                                                       11,028,588
                                                                                     ------------
Freight Transportation -- 3.7%
  Atlas Air, Inc., 7.680%, 1/02/14 144A (b)  ..........                  4,000,000      4,054,560
                                                                                     ------------
Government Agencies -- 3.4%
  Federal Home Loan Mortgage Corp., 6.000%, 4/15/28  ..                  1,000,000        952,180
  Federal National Mortgage Association, Zero Coupon
    Bond, 10/29/07  ...................................  NZD             6,850,000      1,925,716
  Federal National Mortgage Association,
    6.000%, 11/25/08 PIK (f)  .........................  USD               962,107        931,733
                                                                                     ------------
                                                                                        3,809,629
                                                                                     ------------
Health Care -- Services -- 0.6%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27  ....                    800,000        716,616
                                                                                     ------------
Home Builders -- 2.7%
  Pulte Corp., 7.000%, 12/15/03  ......................                    188,000        190,461
  Pulte Corp., 7.300%, 10/24/05  ......................                    200,000        203,868
  Pulte Corp., 7.625%, 10/15/17  ......................                  2,500,000      2,629,850
                                                                                     ------------
                                                                                        3,024,179
                                                                                     ------------
Oil & Gas -- 5.1%
  Mitchell Energy & Development Corp., 6.750%, 2/15/04                     300,000        298,758
  Pioneer Natural Resources Co., 7.200%, 1/15/28                         1,000,000        972,840
  R&B Falcon Corp., 7.375%, 4/15/18 144A (b)  .........                  2,750,000      2,800,792
  Seagull Energy Corp., 7.500%, 9/15/27  ..............                  1,600,000      1,595,264
                                                                                     ------------
                                                                                        5,667,654
                                                                                     ------------
Paper Products -- 0.7%
  Mead Corp., 7.125%, 8/01/25  ........................  USD               250,000        251,515
  Westvaco Corp., 7.000%, 8/15/23  ....................                    500,000        498,555
                                                                                     ------------
                                                                                          750,070
                                                                                     ------------
Real Estate Investment Trusts -- 6.0%
  AMB Property Corp., 7.500%, 6/30/18  ................                  1,000,000      1,004,820
  Camden Property Trust, 7.000%, 11/15/06  ............                    500,000        502,315
  First Industrial, 7.500%, 12/01/17  .................                  2,500,000      2,550,915
  Highwoods Forsyth LP, 7.500%, 4/15/18  ..............                  1,000,000      1,019,760
  Security Capital Group, Inc., 7.700%, 6/15/28 144A
    (b) ...............................................                  1,000,000      1,011,700
  Trinet Corporate Realty Trust, 7.700%, 7/15/17  .....                    500,000        519,655
                                                                                     ------------
                                                                                        6,609,165
                                                                                     ------------
Retail -- General -- 0.5%
  Woolworth Corp., 8.500%, 1/15/22  ...................                    500,000        551,485
                                                                                     ------------
Supranational -- 3.2%
  International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07  ........................  NZD             9,650,000      2,691,816
  International Bank for Reconstruction & Development,
    8.000%, 5/23/07  ..................................                  1,505,000        830,242
                                                                                     ------------
                                                                                        3,522,058
                                                                                     ------------
Taxable Municipal -- 0.7%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16  .............................  USD             2,500,000        720,175
                                                                                     ------------
Telecommunications -- 4.1%
  TCI Communications, Inc., 7.125%, 2/15/28  ..........                    975,000      1,017,900
  TCI Communications, Inc., 7.875%, 8/01/13  ..........                    100,000        111,603
  TCI Communications, Inc., 7.875%, 2/15/26  ..........                  2,970,000      3,376,177
                                                                                     ------------
                                                                                        4,505,680
                                                                                     ------------
Textile & Apparel -- 1.6%
  Burlington Industries, Inc., 7.250%, 8/01/27  .......                    250,000        257,910
  Fruit of the Loom, Inc., 7.375%, 11/15/23  ..........                    550,000        497,816
  Kellwood Co., 7.625%, 10/15/17  .....................                  1,000,000      1,059,530
                                                                                     ------------
                                                                                        1,815,256
                                                                                     ------------
Tobacco -- 5.2%
  Loews Corp., 7.000%, 10/15/23  ......................  USD               250,000        242,098
  Philip Morris Cos., Inc., 7.750%, 1/15/27  ..........                  2,850,000      3,048,531
  RJR Nabisco, Inc., 7.625%, 9/15/03  .................                    500,000        497,125
  RJR Nabisco, Inc., 8.750%, 8/15/05  .................                    150,000        156,430
  RJR Nabisco, Inc., 9.250%, 8/15/13  .................                  1,650,000      1,779,789
                                                                                     ------------
                                                                                        5,723,973
                                                                                     ------------
Transportation -- 0.4%
  American President Cos. Ltd., 7.125%, 11/15/03                           500,000        403,730
  American President Cos. Ltd., 8.000%, 1/15/24  ......                    100,000         70,562
                                                                                     ------------
                                                                                          474,292
                                                                                     ------------
U.S. Government -- 2.9%
  U.S. Treasury Bonds, 6.000%, 2/15/26  ...............                  2,450,000      2,548,759
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/20                        2,500,000        707,150
                                                                                     ------------
                                                                                        3,255,909
                                                                                     ------------
Utilities -- 3.2%
  Boston Edison Co., 7.800%, 3/15/23  .................                    250,000        264,995
  Comed Financing II, 8.500%, 1/15/27  ................                  1,000,000      1,070,580
  Commonwealth Edison Co., 4.750%, 12/01/11  ..........                    135,000        113,572
  KN Capital Trust, 7.630%, 4/15/28  ..................                  2,000,000      2,049,160
                                                                                     ------------
                                                                                        3,498,307
                                                                                     ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $96,443,370) .....................                                99,276,082
                                                                                     ------------
CONVERTIBLE BONDS -- 6.4%
Chemicals -- Major -- 0.1%
  FMC Corp., 6.750%, 1/16/05  .........................                    170,000        159,800
                                                                                     ------------
Computers -- 0.1%
  Maxtor Corp., 5.750%, 3/01/12  ......................                    150,000        105,000
                                                                                     ------------
Diversified Operations -- 0.5%
  Ogden Corp., 5.750%, 10/20/02  ......................                    600,000        589,500
                                                                                     ------------
Electronics -- 0.1%
  Lam Research Corp., 5.000%, 9/01/02  ................                    100,000         82,000
  Richardson Electronics Ltd., 7.250%, 12/15/06  ......                     50,000         48,000
  Zenith Corp., 6.250%, 4/01/11 (d)  ..................                     71,000         18,016
                                                                                     ------------
                                                                                          148,016
                                                                                     ------------
Environmental Services -- 1.3%
  Thermo TerraTech, Inc., 4.625%, 5/01/03
    144A (b)  .........................................  USD             1,650,000      1,478,812
                                                                                     ------------
Foreign Issuer -- 2.2%
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04                            400,000        130,000
  Banpu Public Co., 2.750%, 4/10/03  ..................                    500,000        342,500
  Burns, Philp, 5.500%, 4/30/04  ......................                    590,000        336,300
  Empresas ICA Sociedad, 5.000%, 3/15/04  .............                    100,000         71,375
  Loxley Public Co. Ltd., 2.500%, 4/04/01  ............                  1,150,000        368,000
  Samsung Corp., 0.250%, 6/26/06  .....................                    245,000        225,400
  Samsung Display Devices, 0.250%, 3/12/06  ...........                    260,000        245,700
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04  ..................................                    100,000         34,000
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04  .................................                    100,000         47,000
  Telekom Malaysia Berhad, 4.000%, 10/03/04  ..........                    800,000        584,000
                                                                                     ------------
                                                                                        2,384,275
                                                                                     ------------
Freight Transportation -- 0.2%
  Builders Transportation, Inc., 6.500%, 5/01/11(d) (e)                    129,000         12,900
  Worldway Corp., 6.250%, 4/15/11  ....................                    250,000        207,500
                                                                                     ------------
                                                                                          220,400
                                                                                     ------------
Health Care -- Drugs -- 0.1%
  NABI, Inc., 6.500%, 2/01/03  ........................                    100,000         65,875
                                                                                     ------------
Machinery -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04  .....................                    100,000         85,750
                                                                                     ------------
Oil & Gas -- 0.3%
  Houston Industries, Inc., 6.000%, 3/15/12  ..........                    335,000        318,250
                                                                                     ------------
Publishing -- 0.5%
  Scholastic Corp., 5.000%, 8/15/05 144A (b)  .........                    540,000        496,125
                                                                                     ------------
Real Estate Investment Trusts -- 0.7%
  Federal Realty Investors Trust, 5.250%, 10/28/03 ....                    835,000        780,725
                                                                                     ------------
Restaurants -- 0.2%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04  ..........  USD               525,000        220,500
                                                                                     ------------
Retail -- Specialty -- 0.0%
  CML Group, Inc., 5.500%, 1/15/03  ...................                     50,000         31,000
                                                                                     ------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $8,567,619) ......................                                 7,084,028
                                                                                     ------------
  TOTAL BONDS AND NOTES
    (Identified Cost $105,010,989) ....................                               106,360,110
                                                                                     ------------
                                                                       Shares
-------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.4% of Net Assets

Chemicals -- Major -- 0.1%
  E.I. du Pont DeNemours & Co., $3.50  ................                      2,200        152,350
                                                                                     ------------
Metals -- 0.2%
  Aluminum Co. of America, $3.75  .....................                      3,350        249,994
                                                                                     ------------
Utilities -- 1.1%
  Arizona Public Service Co., $2.36  ..................                        246         10,435
  Arizona Public Service Co., $2.40  ..................                        263         11,309
  Cleco Corp., 4.750%  ................................                        850         72,356
  Connecticut Light & Power Co., $2.00  ...............                      8,895        217,927
  Connecticut Light & Power Co., $2.20  ...............                        263          6,970
  Dayton Power & Light Co., 3.750%  ...................                        701         43,462
  Del Marva Power & Light Co., 4.000%  ................                        350         23,450
  Illinois Power Co., 4.080%  .........................                        400         15,050
  Illinois Power Co., 4.200%  .........................                        100          3,967
  Jersey Central Power & Light Co., 4.000%  ...........                      3,510        224,640
  MDU Resources Group, Inc., 5.100%  ..................                      1,020         94,350
  Northern Indiana Public Service Co., 4.250%  ........                      2,110        145,590
  Northern States Power Co., $4.08  ...................                         50          3,763
  Northern States Power Co., $4.10  ...................                        100          7,500
  Public Service Electric & Gas Co., 4.080%  ..........                        300         22,050
  San Diego Gas & Electric Co., 4.500%  ...............                        100          1,663
  Southern California Edison Co., 4.240%  .............                      5,700        112,931
  Southern California Edison Co., 4.320%  .............                      8,080        149,480
                                                                                     ------------
                                                                                        1,166,893
                                                                                     ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,331,965) ......................                                 1,569,237
                                                                                     ------------
WARRANTS -- 0.0% of Net Assets
Computers -- 0.0%
  Streamlogic Corp., Expiring 10/7/01 (d) (g)  ........                         48              0
                                                                                     ------------
  TOTAL WARRANTS (Identified Cost $0) .................                                         0
                                                                                     ------------
                                                                        Face
                                                                       Amount
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.2% of Net Assets

  Repurchase Agreement with State Street Bank and Trust
    Co., dated 6/30/98 at 5.000% to be repurchased at
    $183,025 on 7/01/98 collateralized by $145,000 U.S.
    Treasury Bond 8.125% due 8/15/19 with a value of
    $190,469 ..........................................  USD               183,000        183,000
                                                                                     ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $183,000) ........................                                   183,000
                                                                                     ------------
TOTAL INVESTMENTS -- 97.8%
    (IDENTIFIED COST $106,525,954) (h) ................                               108,112,347
Cash and Other Assets, Less Liabilities -- 2.2% .......                                 2,423,787
                                                                                     ------------
NET ASSETS -- 100% ....................................                              $110,536,134
                                                                                     ============

(a) See Note 1.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(d) Company in Chapter 11 Bankruptcy.
(e) Security in default.
(f)  All or a portion of income may be received as additional securities.
(g) Non-income producing security.
(h) At June 30, 1998, the net unrealized appreciation on investments based on cost of $106,525,954 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,286,745 and $4,700,352, respectively, resulting in net unrealized appreciation of $1,586,393.
     Key to Abbreviations:

AUD:        Australian Dollar
CAD:        Canadian Dollar
NZD:        New Zealand Dollar
USD:        United States Dollar
ZAR:        South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)

                                                             California Tax-               Core
                                                               Free Income             Fixed Income
                                                                  Fund                     Fund
                                                              -------------            -----------
ASSETS
  Investments at value ..................................     $  17,133,020            $18,470,238
  Cash ..................................................               597                 61,190
  Receivable for:
    Fund Shares sold ....................................                 0                      0
    Securities sold .....................................                 0                 72,640
    Dividend and interest -- net ........................           261,941                362,887
    Foreign tax reclaim .................................                 0                      0
  Due from the adviser (Note 3) .........................            34,552                 31,504
  Other assets (Note 1I) ................................                 0                  6,767
                                                              -------------            -----------
                                                                 17,430,110             19,005,226
                                                              -------------            -----------
LIABILITIES
  Payable for:
    Securities purchased ................................                 0                 98,288
    Fund Shares redeemed ................................                 0                      0
    Foreign taxes .......................................                 0                      0
    Custodian bank ......................................                 0                      0
  Accrued expenses:
    Management fees (Note 3) ............................            21,402                 23,852
    Trustee's fees (Note 3A) ............................               308                    308
    Administrative fees .................................               721                    774
    Other expenses ......................................             9,533                  9,798
                                                              -------------            -----------
                                                                     31,964                133,020
                                                              -------------            -----------
NET ASSETS ..............................................     $  17,398,146            $18,872,206
                                                              =============            ===========
  Net Assets consist of:
    Capital paid in .....................................        16,870,519             17,870,749
    Undistributed net investment income .................             3,027                548,929
    Accumulated net realized gain (loss) ................             2,863                107,842
    Unrealized appreciation (depreciation) on investments
      and foreign currency -- net .......................           521,737                344,686

                                                              -------------            -----------
NET ASSETS ..............................................     $  17,398,146            $18,872,206
                                                              =============            ===========
Shares of beneficial interest outstanding, no par value .         1,671,066              1,706,593
                                                              =============            ===========
Computation of offering price:
Net asset value and redemption price per share
  (Net assets/shares of beneficial interest outstanding)      $    $  10.41            $     11.06
                                                              =============            ===========
Identified cost of investments ..........................     $  16,611,283            $18,125,552
                                                              =============            ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

                                              Intermediate
   Core           Fixed       High Yield        Duration   Investment Grade
  Growth          Income     Fixed Income     Fixed Income   Fixed Income
   Fund            Fund          Fund            Fund            Fund
------------   ------------   ------------    ------------    ------------
$ 22,061,120   $198,406,177   $ 32,177,838    $ 10,906,615    $108,112,347
         867            678              0             868             861

           0        215,727              0               0         796,164
           0      6,317,911        321,357               0          94,206
      17,433      3,256,309        583,211         180,877       1,816,364
         664              0              0               0               0
      33,632         14,366         29,769          17,489          23,785
           0              0              0               0               0
------------   ------------   ------------    ------------    ------------
  22,113,716    208,211,168     33,112,175      11,105,849     110,843,727
------------   ------------   ------------    ------------    ------------

           0        118,384        175,464               0         179,289
           0      5,853,736              0               0           3,534
         226              0            957               0               0
           0              0         88,133               0               0

      29,706        247,036         50,698          10,992         106,670
         308            308            308             258             308
         873          8,569          1,397           1,007           4,670
       7,108         21,762          8,003          14,604          13,122
------------   ------------   ------------    ------------    ------------
      38,221      6,249,795        324,960          26,861         307,593
------------   ------------   ------------    ------------    ------------
$ 22,075,495   $201,961,373   $ 32,787,215    $ 11,078,988    $110,536,134
============   ============   ============    ============    ============

  12,842,157    188,653,926     33,126,156      11,071,862     107,577,825
     120,005      6,590,335      1,683,043          58,607          70,376
   5,892,184      4,452,795        968,259         (53,459)      1,310,174

   3,221,149      2,264,317     (2,990,243)          1,978       1,577,759
------------   ------------   ------------    ------------    ------------
$ 22,075,495   $201,961,373   $ 32,787,215    $ 11,078,988    $110,536,134
============   ============   ============    ============    ============
   1,538,436     15,404,176      3,230,514       1,107,058       9,143,558
============   ============   ============    ============    ============
$      14.35   $      13.11   $      10.15    $      10.01    $      12.09
============   ============   ============    ============    ============
$ 18,839,971   $196,126,005   $ 35,167,809    $ 10,904,637    $106,525,954
============   ============   ============    ============    ============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998 (unaudited)

                                                             California Tax-               Core
                                                               Free Income             Fixed Income
                                                                  Fund                     Fund
                                                              -------------            -----------
INVESTMENT INCOME
  Dividends* ............................................     $        0               $        0
  Interest ..............................................        445,501                  607,482
                                                              ----------               ----------
                                                                 445,501                  607,482
                                                              ----------               ----------
  Expenses
    Management fees (Note 3) ............................         42,355                   45,036
    Trustee's fees and expenses (Note 3A) ...............            621                      621
    Administrative fees .................................          3,855                    4,430
    Custodian and accounting fees .......................         23,861                   23,881
    Transfer agent fees .................................         11,023                    6,954
    Audit and tax services fees .........................          5,527                    5,347
    Legal fees ..........................................          1,620                    1,620
    Printing fees .......................................            797                      823
    Registration fees ...................................          7,600                   12,732
    Amortization of organization expenses (Note 1I) .....              0                    1,198
    Miscellaneous .......................................            855                      796
                                                              ----------               ----------
    Total expenses ......................................         98,114                  103,438
    Less expenses waived and reimbursed by the investment
      adviser (Note 3) ..................................        (43,052)                 (44,885)
                                                              ----------               ----------
    Net expenses ........................................         55,062                   58,553
                                                              ----------               ----------
  Net investment income .................................        390,439                  548,929
                                                              ----------               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on investments and foreign
      currency ..........................................         15,232                  108,129
    Change in unrealized appreciation (depreciation) on
      investments and foreign currency ..................        (19,217)                  (1,487)
                                                              ----------               ----------
    Net realized gain (loss) and change in unrealized
      appreciation (depreciation) .......................         (3,985)                 106,642
                                                              ----------               ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...     $ $386,454               $ $655,571
                                                              ==========               ==========

* Net of foreign withholding taxes of $2,834 and $1,915 for Core Growth and High Yield Fixed Income
  Funds, respectively.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------------------------------------

                                            Intermediate
   Core          Fixed        High Yield      Duration      Investment Grade
  Growth         Income      Fixed Income   Fixed Income      Fixed Income
   Fund           Fund           Fund           Fund              Fund
-----------    -----------    -----------    -----------       -----------

$   166,263    $   104,510    $   105,839    $         0       $    45,727
     51,853      7,098,952      1,701,566        308,709         3,452,738
-----------    -----------    -----------    -----------       -----------
    218,116      7,203,462      1,807,405        308,709         3,498,465
-----------    -----------    -----------    -----------       -----------

     75,471        465,240        100,065         18,775           191,416
        620            621            621            570               621
      6,539         43,754          7,474          2,679            22,339
     21,572         54,420         29,071         16,415            39,238
      5,236         10,733          5,006          2,852             7,149
      5,725          6,967          5,546          5,027             6,073
      1,620          1,620          1,620          2,054             1,620
      1,668          8,445          1,572            363             4,173
      9,326         23,145         10,926          7,653            13,627
          0              0              0              0                 0
        883            883            868            685               883
-----------    -----------    -----------    -----------       -----------
    128,660        615,828        162,769         57,073           287,139

    (30,549)       (11,016)       (37,703)       (31,086)          (23,943)
-----------    -----------    -----------    -----------       -----------
     98,111        604,812        125,066         25,987           263,196
-----------    -----------    -----------    -----------       -----------
    120,005      6,598,650      1,682,339        282,722         3,235,269
-----------    -----------    -----------    -----------       -----------

  5,915,109      3,178,801        688,496        (53,459)          948,858

   (315,963)    (2,507,317)    (1,986,886)         1,978          (805,237)
-----------    -----------    -----------    -----------       -----------

  5,599,146        671,484     (1,298,390)       (51,481)          143,621
-----------    -----------    -----------    -----------       -----------
$ 5,719,151    $ 7,270,134    $   383,949    $   231,241       $ 3,378,890
===========    ===========    ===========    ===========       ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                California Tax-Free Income Fund
                                                -------------------------------
                                                  Six Months
                                                    Ended        Year Ended
                                                   June 30,      December 31,
                                                    1998            1997
                                                ------------   ----------------
                                                 (unaudited)

FROM OPERATIONS
  Net investment income .....................    $   390,439       $   716,797
  Net realized gain (loss) on investments and
    foreign currency ........................         15,232            20,418
  Change in unrealized appreciation
    (depreciation) on investments and foreign
    currency ................................        (19,217)          367,627
                                                 -----------       -----------
  Increase (decrease) in net assets from
    operations ..............................        386,454         1,104,842
                                                 -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .....................       (393,820)         (719,537)
  Net realized gain on investments ..........              0           (41,370)
                                                 -----------       -----------
    Total distributions .....................       (393,820)         (760,907)
                                                 -----------       -----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares ..........        796,000         3,727,583
  Net asset value of shares issued in
    connection with the reinvestment of
    distributions ...........................         69,729           127,165
  Cost of shares redeemed ...................       (282,000)         (836,438)
                                                 -----------       -----------
  Increase (decrease) in net assets derived
    from capital share transactions .........        583,729         3,018,310
                                                 -----------       -----------
    Total increase (decrease) in net assets .        576,363         3,362,245

NET ASSETS
  Beginning of period .......................     16,821,783        13,459,538
                                                 -----------       -----------
  End of period .............................    $17,398,146       $16,821,783
                                                 ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of period .......................    $     6,408       $     9,074
                                                 ===========       ===========
  End of period .............................    $     3,027       $     6,408
                                                 ===========       ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ............         76,168           364,171
  Issued in connection with the reinvestment
    of distributions ........................          6,701            12,386
  Redeemed ..................................        (27,025)          (82,667)
                                                 -----------       -----------
  Net change ................................         55,844           293,890
                                                 ===========       ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------------------------------------

       Core Fixed Income Fund                   Core Growth Fund
-------------------------------------   -------------------------------------
   Six Months Ended       Year Ended    Six Months Ended        Year Ended
      June 30,           December 31,       June 30,           December 31,
        1998                1997              1998                  1997
     -----------         -----------       ------------         -----------
  (unaudited)                            (unaudited)

     $   548,929         $   561,849       $    120,005         $   281,724

         108,129              38,487          5,915,109           3,075,110

          (1,487)            257,800           (315,963)            601,974
     -----------         -----------       ------------         -----------
         655,571             858,136          5,719,151           3,958,808
     -----------         -----------       ------------         -----------

               0            (560,414)                 0            (284,442)
               0             (38,618)                 0          (2,620,841)
     -----------         -----------       ------------         -----------
               0            (599,032)                 0          (2,905,283)
     -----------         -----------       ------------         -----------

       4,370,048           9,230,953          1,842,264          12,883,954

               0             599,032                  0           2,905,283
      (2,263,312)           (250,000)       (24,029,487)           (205,235)
     -----------         -----------       ------------         -----------

       2,106,736           9,579,985        (22,187,223)         15,584,002
     -----------         -----------       ------------         -----------
       2,762,307           9,839,089        (16,468,072)         16,637,527

      16,109,899           6,270,810         38,543,567          21,906,040
     -----------         -----------       ------------         -----------
     $18,872,206         $16,109,899       $ 22,075,495         $38,543,567
     ===========         ===========       ============         ===========

     $         0         $     2,031       $          0         $     1,831
     ===========         ===========       ============         ===========
     $   548,929         $         0       $    120,005         $         0
     ===========         ===========       ============         ===========

         402,991             860,234            146,126           1,009,708

               0              56,248                  0             241,472
        (207,955)            (23,346)        (1,751,279)            (15,943)
     -----------         -----------       ------------         -----------
         195,036             893,136         (1,605,153)          1,235,237
     ===========         ===========       ============         ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       Fixed Income Fund
                                                -------------------------------
                                                  Six Months
                                                    Ended        Year Ended
                                                   June 30,      December 31,
                                                    1998            1997
                                                ------------   ----------------
                                                 (unaudited)

FROM OPERATIONS
  Net investment income .....................    $  6,598,650   $  8,695,684
  Net realized gain (loss) on investments and
    foreign currency ........................       3,178,801      2,909,561
  Change in unrealized appreciation
    (depreciation) on investments and
    foreign currency ........................      (2,507,317)     1,883,711
                                                 ------------   ------------
  Increase (decrease) in net assets from
    operations ..............................       7,270,134     13,488,956
                                                 ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .....................               0     (8,861,805)
  Net realized gain on investments ..........               0     (3,350,264)
                                                 ------------   ------------
    Total distributions .....................               0    (12,212,069)
                                                 ------------   ------------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares ..........      28,828,529     86,055,071
  Net asset value of shares issued in
    connection with the reinvestment of
    distributions ...........................               0     11,967,763
  Cost of shares redeemed ...................      (7,185,366)   (17,997,654)
                                                 ------------   ------------
    Increase (decrease) in net assets derived
      from capital share transactions .......      21,643,163     80,025,180
                                                 ------------   ------------
    Total increase (decrease) in net assets .      28,913,297     81,302,067

NET ASSETS
  Beginning of period .......................     173,048,076     91,746,009
                                                 ------------   ------------
  End of period .............................    $201,961,373   $173,048,076
                                                 ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of period .......................    $     (8,315)  $    241,283
                                                 ============   ============
  End of period .............................    $  6,590,335   $     (8,315)
                                                 ============   ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ............       2,214,449      6,599,478
  Issued in connection with the reinvestment
    of distributions ........................               0        947,050
  Redeemed ..................................        (550,874)    (1,401,398)

                                                 ------------   ------------
  Net change ................................       1,663,575      6,145,130
                                                 ============   ============

*Commencement of operations on January 28, 1998.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

                                                          Intermediate Duration
           High Yield Fixed Income Fund                     Fixed Income Fund
 ------------------------------------------------       -----------------------
   Six Months Ended              Year Ended               For the Period Ended
    June 30, 1998             December 31, 1997               June 30, 1998*
 --------------------       ---------------------       -----------------------
     (unaudited)                                              (unaudited)


 $   1,682,339                   $  1,835,703             $    282,722

       688,496                      1,091,157                  (53,459)


    (1,986,886)                    (1,050,300)                    1,978
 -------------                   ------------             -------------
       383,949                      1,876,560                   231,241
 -------------                   ------------             -------------

             0                     (1,834,725)                 (224,115)
             0                       (811,668)                        0
 -------------                   ------------             -------------
             0                     (2,646,393)                 (224,115)
 -------------                   ------------             -------------

     7,022,000                     23,895,000                11,888,530


             0                      2,646,426                   224,115
 -------------                   ------------             -------------
     7,022,000                     26,541,426                12,112,645

    (3,490,738)                             0                (1,040,783)
 -------------                   ------------             -------------


     3,531,262                     26,541,426                11,071,862
 -------------                   ------------             -------------
     3,915,211                     25,771,593                11,078,988


    28,872,004                      3,100,411                         0
 -------------                   ------------             -------------
 $  32,787,215                   $ 28,872,004             $  11,078,988
 =============                   ============             =============

 $         704                   $          0             $           0
 =============                   ============             =============
 $   1,683,043                   $        704             $      58,607
 =============                   ============             =============

       691,991                      2,304,814                 1,188,440

             0                        264,639                    22,403
 -------------                   ------------             -------------
       691,991                      2,569,453                 1,210,843
 -------------                   ------------             -------------
      (335,971)                             0                  (103,785)
 -------------                   ------------             -------------
       356,020                      2,569,453                 1,107,058
 =============                   ============             =============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     Investment Grade
                                                     Fixed Income Fund
                                               ----------------------------
                                                 Six Months
                                                   Ended        Year Ended
                                                  June 30,      December 31,
                                                    1998           1997
                                               --------------  ------------
                                                 (unaudited)

FROM OPERATIONS
  Net investment income .....................  $    3,235,269  $  4,262,268
  Net realized gain (loss) on investments and
    foreign currency ........................         948,858     1,023,968
  Change in unrealized appreciation
    (depreciation) on investments and foreign
    currency ................................        (805,237)      704,886
                                               --------------  ------------
  Increase (decrease) in net assets from
    operations ..............................       3,378,890     5,991,122
                                               --------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .....................      (3,331,473)   (4,113,289)
  Net realized gain on investments ..........               0      (884,327)
                                               --------------  ------------
    Total distributions .....................      (3,331,473)   (4,997,616)
                                               --------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares ..........      25,133,064    28,180,818
  Net asset value of shares issued in
    connection with the reinvestment of
    distributions ...........................       2,686,329     3,906,983
  Cost of shares redeemed ...................        (294,624)   (1,869,109)
                                               --------------  ------------
  Increase (decrease) in net assets derived
    from capital share transactions .........      27,524,769    30,218,692
                                               --------------  ------------
    Total increase (decrease) in net assets .      27,572,186    31,212,198

NET ASSETS
  Beginning of period .......................      82,963,948    51,751,750
                                               --------------  ------------
  End of period .............................  $  110,536,134  $ 82,963,948
                                               ==============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of period .......................  $      166,580  $     43,660
                                               ==============  ============
  End of period .............................  $       70,376  $    166,580
                                               ==============  ============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ............       2,066,656     2,322,895
  Issued in connection with the reinvestment
    of distributions ........................         222,168       327,954
  Redeemed ..................................         (24,358)     (154,352)
                                               --------------  ------------
  Net change ................................       2,264,466     2,496,497
                                               ==============  ============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                         California Tax-Free Income Fund
                                                         ------------------------------------------------------------------
                                                           1998*             1997                1996                1995**
                                                         --------          --------            --------             -------
                                                        (unaudited)
Net asset value, beginning of period ........            $  10.41          $  10.19            $  10.23             $ 10.00
                                                         --------          --------            --------             -------
Income from investment operations -
  Net investment income (loss) ..............                0.24              0.47                0.46                0.26
  Net realized and unrealized gain (loss) on
    investments .............................                0.00              0.25               (0.04)               0.23
                                                         --------          --------            --------             -------
    Total from investment operations ........                0.24              0.72                0.42                0.49
                                                         --------          --------            --------             -------
Less distributions -
  Dividends from net investment income ......               (0.24)            (0.47)              (0.45)              (0.26)
  Distributions from net realized capital gains              0.00             (0.03)              (0.01)               0.00
                                                         --------          --------            --------             -------
    Total distributions .....................               (0.24)            (0.50)              (0.46)              (0.26)
                                                         --------          --------            --------             -------
Net asset value, end of period ..............            $  10.41          $  10.41            $  10.19             $ 10.23
                                                         ========          ========            ========             =======
Total return (%)(a) .........................                 2.3               7.3                 4.1                 4.9
Net assets, end of period (000) .............            $ 17,398          $ 16,822            $ 13,460             $ 7,880
Ratio of operating expenses to average net
  assets (%)(b)(c) ..........................                0.65              0.65                0.65                0.65
Ratio of net investment income to average net
  assets (%)(b) .............................                4.61              4.62                4.58                5.30
Portfolio turnover rate (%) .................                   9                24                  18                  18
The ratios of expenses to average net assets
  without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements would have
  been (%)(b) ...............................                1.16              1.41                1.26                1.62
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements net investment
  income per share would have been: .........            $   0.21          $   0.39            $   0.40             $  0.22

------------
  *  For the six months ended June 30, 1998.
 **  Commencement of operations on June 1, 1995.
(a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
     Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                        Core Fixed Income Fund
                                                             -------------------------------------------
                                                               1998*             1997            1996**
                                                             --------          --------         --------
                                                           (unaudited)

Net asset value, beginning of period ....................   $  10.66          $  10.14         $  10.00
                                                            --------          --------         --------
Income from investment operations -
  Net investment income (loss) ..........................       0.32              0.39             0.40
  Net realized and unrealized gain (loss) on investments        0.08              0.55             0.13
                                                            --------          --------         --------
    Total from investment operations ....................       0.40              0.94             0.53
                                                            --------          --------         --------
Less distributions -
  Dividends from net investment income ..................       0.00             (0.39)           (0.39)
  Distributions from net realized capital gains .........       0.00             (0.03)            0.00
                                                            --------          --------         --------
    Total distributions .................................       0.00             (0.42)           (0.39)
                                                            --------          --------         --------
Net asset value, end of period ..........................   $  11.06          $  10.66         $  10.14
                                                            ========          ========         ========
Total return (%)(a) .....................................        3.8               9.2              5.3
  Net assets, end of period (000) .......................   $ 18,872          $ 16,110         $  6,271
  Ratio of operating expenses to average net assets
    (%)(b)(c) ...........................................       0.65              0.65             0.65
  Ratio of net investment income to average net assets
    (%)(b) ..............................................       6.09              6.34             6.21
  Portfolio turnover rate (%) ...........................         36                59               34
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the financial statements
  would have been (%)(b) ...............................       1.15               1.80             1.46
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would have
  been: .................................................   $   0.29          $   0.32         $   0.35

------------
  *  For the six months ended June 30, 1998.
 **  Commencement of operations on April 24, 1996.
(a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                    Core Growth Fund
                                                    -------------------------------------------------
                                                      1998*          1997          1996        1995**
                                                    --------       --------      --------     -------
                                                   (unaudited)

Net asset value, beginning of period ........       $  12.26       $  11.48      $  10.02     $ 10.00
                                                    --------       --------      --------     -------
Income from investment operations -
  Net investment income (loss) ..............           0.08           0.10          0.10        0.02
  Net realized and unrealized gain (loss) on
    investment ..............................           2.01           1.68          1.47        0.02
                                                    --------       --------      --------     -------
    Total from investment operations ........           2.09           1.78          1.57        0.04
                                                    --------       --------      --------     -------
Less distributions -
  Dividends from net investment income ......           0.00          (0.10)        (0.11)      (0.02)
  Distributions from net realized capital gains         0.00          (0.90)         0.00        0.00
                                                    --------       --------      --------     -------
    Total distributions .....................           0.00          (1.00)        (0.11)       (0.02)
                                                    --------       --------      --------     -------
Net asset value, end of period ..............       $  14.35       $  12.26      $  11.48     $ 10.02
                                                    ========       ========      ========     =======
Total return (%)(a) .........................           17.1           15.7          15.6         0.4
Net assets, end of period (000) .............       $ 22,075       $ 38,544      $ 21,906     $ 7,609
Ratio of operating expenses to average net
  assets (%)(b)(c) ..........................           0.65           0.65          0.65        0.65
Ratio of net investment income to average net
  assets (%)(b) .............................           0.80           0.87          1.10        1.36
Portfolio turnover rate (%) .................             65            109            97          22
The ratios of expenses to average net assets
  without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements would have
  been (%)(b) ...............................           0.85           0.89          0.89        1.43
Without giving effect to the voluntary
  expense limitations described in Note 3 to
  the Financial Statements net investment
  income per share would have been: .........       $   0.06       $   0.07      $   0.08     $  0.01

------------
   *  For the six months ended June 30, 1998.
  **  Commencement of operations on October 1, 1995.
 (a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (b)  Annualized for periods less than one year.
 (c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                 Fixed Income Fund
                                            -------------------------------------------------------------
                                              1998*              1997             1996             1995**
                                            --------           --------          --------         -------
                                          (unaudited)
Net asset value, beginning of period ....   $  12.59           $  12.08          $  12.08         $ 10.00
                                            --------           --------          --------         -------
Income from investment operations -
  Net investment income (loss) ..........       0.43               0.72              0.91            0.53
  Net realized and unrealized gain (loss)
    on investment .......................       0.09               0.89              0.27            2.21
                                            --------           --------          --------         -------
    Total from investment operations ....       0.52               1.61              1.18            2.74
                                            --------           --------          --------         -------
Less distributions -
  Dividends from net investment income ..       0.00              (0.75)            (0.90)          (0.52)
  Distributions from net realized capital
    gains                                       0.00              (0.35)            (0.28)          (0.14)
                                            --------           --------          --------         -------
    Total distributions .................       0.00              (1.10)            (1.18)          (0.66)
                                            --------           --------          --------         -------
Net asset value, end of period ..........   $  13.11           $  12.59          $  12.08         $ 12.08
                                            ========           ========          ========         =======
Total return (%)(a) .....................        4.1               13.4               9.8            27.4
Net assets, end of period (000) .........   $201,961           $173,048          $ 91,746         $58,332
Ratio of operating expenses to average
  net assets (%)(b)(c) ..................       0.65               0.65              0.62            0.75
Ratio of net investment income to average
  net assets (%)(b) .....................       7.09               7.56              7.97            8.15
Portfolio turnover rate (%) .............         14                 41                90              76
The ratios of expenses to average net
  assets without giving effect to the
  voluntary expense limitations described
  in Note 3 to the Financial Statements
  would have been (%)(b) ................       0.66               0.70              0.62            0.83
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements net
  investment income per share would have
  been: .................................   $   0.43           $   0.72          $   0.91         $  0.52

------------
   *  For the six months ended June 30, 1998.
  **  Commencement of operations on January 17, 1995.
 (a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (b)  Annualized for periods less than one year.
 (c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                      High Yield Fixed Income Fund
                                                            -----------------------------------------------
                                                              1998*              1997               1996**
                                                            --------           --------            --------
                                                          (unaudited)

Net asset value, beginning of period ....................   $  10.04           $  10.16            $  10.00
                                                            --------           --------            --------
Income from investment operations -
  Net investment income (loss) ..........................       0.52               0.70                0.56
  Net realized and unrealized gain (loss) on investments       (0.41)              0.20                0.21
                                                            --------           --------            --------
    Total from investment operations ....................       0.11               0.90                0.77
                                                            --------           --------            --------
Less distributions -
  Dividends from net investment income ..................       0.00              (0.71)              (0.56)
  Distributions from net realized capital gains .........       0.00              (0.31)              (0.05)
                                                            --------           --------            --------
    Total distributions .................................       0.00              (1.02)              (0.61)
                                                            --------           --------            --------
Net asset value, end of period ..........................   $  10.15           $  10.04            $  10.16
                                                            ========           ========            ========
Total return (%)(a) .....................................        1.1                8.8                 7.7
Net assets, end of period (000) .........................   $ 32,787           $ 28,872            $  3,100
Ratio of operating expenses to average net assets
  (%)(b)(c) .............................................       0.75               0.75                0.75
Ratio of net investment income to average net assets
  (%)(b) ................................................      10.09               8.82                9.42
Portfolio turnover rate (%) .............................         30                 94                   9
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements would
  have been (%)(b) ......................................       0.98               1.17                2.73
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would have
  been: .................................................   $   0.51           $   0.67            $   0.44
------------
  *  For the six months ended June 30, 1998.
 **  Commencement of operations on June 5, 1996.
(a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Period Ended June 30, (Unaudited)

                                                          Intermediate Duration
                                                            Fixed Income Fund
                                                          ---------------------
                                                                  1998*
                                                          ---------------------

Net asset value, beginning of period ........................  $    10.00
                                                               ----------
Income from investment operations -
  Net investment income (loss) ..............................        0.25
  Net realized and unrealized gain (loss) on investment .....       (0.04)
                                                               ----------
    Total from investment operations ........................        0.21
                                                               ----------
Less distributions -
  Dividends from net investment income ......................       (0.20)
  Distributions from net realized capital gains .............        0.00
                                                               ----------
    Total distributions .....................................       (0.20)
                                                               ----------
Net asset value, end of period ..............................  $    10.01
                                                               ==========

Total return (%)(a) .........................................         2.1
Net assets, end of period (000) .............................  $   11,079
Ratio of operating expenses to average net assets (%)(b)(c) .        0.55
Ratio of net investment income to average net assets (%)(b) .        5.98
Portfolio turnover rate (%) .................................          68
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been
  (%)(b) ....................................................        1.21
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ..............  $     0.23
------------
  *  Commencement of operations on January 28, 1998.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                              Investment Grade
                                                              Fixed Income Fund
                                                             ------------------
                                                                   1998*
                                                             ------------------
                                                                (unaudited)

Net asset value, beginning of period .........................  $    12.06
                                                                ----------
Income from investment operations -
  Net investment income (loss) ...............................        0.40
  Net realized and unrealized gain (loss) on investments .....        0.05
                                                                ----------
    Total from investment operations .........................        0.45
                                                                ----------
Less distributions -
  Dividends from net investment income .......................       (0.42)
  Distributions from net realized capital gains ..............        0.00
                                                                ----------
    Total distributions ......................................       (0.42)
                                                                ----------
Net asset value, end of period ...............................  $    12.09
                                                                ==========
Total return (%)(a) ..........................................         3.8
Net assets, end of period (000) ..............................  $  110,536
Ratio of operating expenses to average net assets (%)(b)(c)...        0.55
Ratio of net investment income to average net assets (%)(b) ..        6.76
Portfolio turnover rate (%) ..................................          31
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b) ..        0.60
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...............  $     0.40

------------
   *  For the six months ended June 30, 1998.
  **  Commencement of operations on July 1, 1994.
 (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (b)  Annualized for periods less than one year.
 (c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                Investment Grade Fixed Income Fund
------------------------------------------------------------------------
           1997                1996             1995              1994**
        --------             --------          --------          -------

        $  11.81             $  11.56          $   9.57          $  10.00
        --------             --------          --------          -------

            0.83                 0.80              0.75             0.41
            0.37                 0.40              2.05            (0.43)
        --------             --------          --------          -------
            1.20                 1.20              2.80            (0.02)
        --------             --------          --------          -------

           (0.81)               (0.79)            (0.76)           (0.41)
           (0.14)               (0.16)            (0.05)            0.00
        --------             --------          --------          -------
           (0.95)               (0.95)            (0.81)           (0.41)
        --------             --------          --------          -------
        $  12.06             $  11.81          $  11.56          $  9.57
        ========             ========          ========          =======
            10.6                 10.9              30.3             (0.3)
        $ 82,964             $ 51,752          $ 21,816          $ 4,649
            0.55                 0.55              0.55             0.55
            6.97                 7.27              7.61             8.18
              58                   74                22              112

            0.69                 0.70              0.94             1.55

        $   0.81             $   0.78          $   0.71          $  0.36

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
June 30, 1998

1. Loomis Sayles Investment Trust (the "Trust") consists of seven no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each fund.

The Trust consists of the following Funds:

      Loomis Sayles California Tax-Free Income Fund
      Loomis Sayles Core Fixed Income Fund
      Loomis Sayles Core Growth Fund
      Loomis Sayles Fixed Income Fund
      Loomis Sayles High Yield Fixed Income Fund
      Loomis Sayles Intermediate Duration Fixed Income Fund
      Loomis Sayles Investment Grade Fixed Income Fund

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency exchange contracts is included in the cost basis of the associated investment.

Each Fund (except the California Tax-Free Income Fund) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency transactions in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain
(loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 1998, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the California Tax-Free Income Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

F. WHEN-ISSUED SECURITIES -- Each Fund may purchase securities on a when- issued basis. Securities purchased on a when-issued basis are purchased for delivery beyond the normal settlement period at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. Each Fund instructs the custodian to establish a segregated account in which it maintains liquid assets at least equal to the amount of its when-issued purchase commitments. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. At June 30, 1998, the Funds had no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The California Tax-Free Income, the Intermediate Duration Fixed Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Core Growth, Fixed Income and High Yield Fixed Income Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for foreign currency transactions, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

I. ORGANIZATION EXPENSE -- In 1996, costs approximating $11,970 were incurred in connection with the initial registration and organization of the Core Fixed Income Fund. These costs were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the period ended June 30, 1998 were as follows:

                                                         Purchases
                                              ---------------------------------
                                              U.S. Government          Other
                                              ---------------       -----------
California Tax-Free Income Fund ............    $         0         $ 1,733,224
Core Fixed Income Fund .....................      2,801,911           6,373,779
Core Growth Fund ...........................              0          18,392,315
Fixed Income Fund ..........................     13,184,329          49,256,533
High Yield Fixed Income Fund ...............      1,590,750          12,679,606
Intermediate Duration Fixed Income Fund ....      6,920,021          11,208,328
Investment Grade Fixed Income Fund .........     12,991,263          42,917,051

                                                           Sales
                                              ---------------------------------
                                              U.S. Government          Other
                                              ---------------       -----------
California Tax-Free Income Fund ............    $         0         $ 1,467,137
Core Fixed Income Fund .....................      6,138,267             141,316
Core Growth Fund ...........................              0          40,034,545
Fixed Income Fund ..........................      1,553,906          24,516,102
High Yield Fixed Income Fund ...............      1,612,000           8,101,191
Intermediate Duration Fixed Income Fund ....      5,978,560           1,340,045
Investment Grade Fixed Income Fund .........     15,743,734          12,826,662

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended June 30, 1998, the Funds incurred management fees payable to Loomis Sayles. Certain officers and directors of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended June 30, 1998, provided for fees at the following annual percentage rate of each Fund's average daily net assets:

                        Fund                          Annual Percentage Rate
                        ----                          ----------------------
California Tax Free Income Fund ....................          0.50%
Core Fixed Income Fund .............................          0.50%
Core Growth Fund ...................................          0.50%
Fixed Income Fund ..................................          0.50%
High Yield Fixed Income Fund .......................          0.60%
Intermediate Duration Fixed Income Fund ............          0.40%
Investment Grade Fixed Income Fund .................          0.40%

Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of the Fund's average annual net assets:

                                                                   Fund
                                                                Percentage
                            Fund                                   Rate
                            ----                                ----------
California Tax-Free Income Fund ............................      0.65%
Core Fixed Income Fund .....................................      0.65%
Core Growth Fund ...........................................      0.65%
Fixed Income Fund ..........................................      0.65%
High Yield Fixed Income Fund ...............................      0.75%
Intermediate Duration Fixed Income Fund ....................      0.55%
Investment Grade Fixed Income Fund .........................      0.55%

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, Metropolitan Life Insurance Company or their affiliates. Each independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. CREDIT RISK -- The High Yield Fixed Income Fund will invest at least 65%, the Fixed Income may invest up to 35%, and the Investment Grade Fixed Income may invest up to 10% of its total net assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. CONCENTRATION -- The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

------------------------------
LOOMIS SAYLES INVESTMENT TRUST
------------------------------

TRUSTEE
Timothy J. Hunt

OFFICERS

PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT                   TREASURER
Robert J. Blanding                         Mark W. Holland

VICE PRESIDENTS                            ASSISTANT TREASURER
William F. Camp                            Nicholas H. Palmerino
Quentin P. Faulkner
Kathleen C. Gaffney
Jeffrey L. Meade                           SECRETARY
Robert K. Payne                            Sheila M. Barry
Mari J. Sugahara
Frederick E. Sweeney, Jr.
Anthony J. Wilkins                         ASSISTANT SECRETARY
                                           Bonnie S. Thompson

For Information about:

o Establishing an account
o Account procedures and status
o Exchanges
o Shareholder services

Phone 888-226-9699 (Toll Free)


INVESTMENT ADVISER
Loomis, Sayles & Company, L.P. o One Financial Center o  Boston, MA 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company o Boston, MA 02102

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP o One Post Office Square o Boston, MA 02109

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.